EXHIBIT 10.1

THIS  AGREEMENT  dated  for  reference  the  12th  day  of  March,  2002.


AMONG:
           MFC BANCORP LTD., a corporation organized under the laws of the
           ----------------
           Yukon Territory, Canada, having an office c/o Suite 1000, 925 West Georgia Street, Vancouver, B.C. V6C 3L2, Canada

           ("MFC")

                                                           OF THE FIRST PART
AND:

           CYBERNET  INTERNET  SERVICES  INTERNATIONAL, INC., a corporation
           -------------------------------------------------
           organized under the laws of the State of Delaware, U.S.A., having an office at Stefan-George-Ring 19 - 23, 81929 Munich, Germany

           ("Cybernet")
                                                           OF  THE  SECOND  PART
AND:
           ANDREAS EDER, Businessman, c/o Stefan-George-Ring 19 - 23,
           ------------
           81929 Munich,Germany

           ("Eder")

                                                           OF  THE  THIRD  PART
AND:
           PAOLO  DI  FRAIA,  Businessman,  c/o  Stefan-George-Ring  19 - 23,
           ----------------
           81929 Munich, Germany

           ("di  Fraia")

                                                           OF  THE  FOURTH  PART


WHEREAS:

A.     Cybernet  has,  pursuant  to  the  Court  Order,  called  the Shareholder
       Meeting;

B. The Shareholder Group and Cybernet have nominated directors for election to the Board at the Shareholder Meeting;

C. The Shareholder Group and Cybernet wish to settle all outstanding matters upon the terms hereof; and

D. Eder and di Fraia, being the current Chief Executive Officer and Chief Financial Officer of Cybernet, respectively, wish to settle various Matters with Cybernet and the Shareholder Group upon the terms hereof;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective agreements hereinafter set forth, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties acknowledge, declare, covenant and agree as follows:


                                    ARTICLE 1
                                 INTERPRETATION

     SECTION 1.1 DEFINITIONS. When used in this Agreement (including the Recitals and any Schedules hereto) or any amendment hereto, the following terms shall, unless otherwise expressly provided, have the following meanings, respectively:

"AGREEMENT" means this Agreement, as supplemented, amended or otherwise modified or replaced from time to time and includes the Recitals and Schedules hereto, and the expressions "ARTICLE" and "SECTION" followed by a number mean and refer to the specified Article or Section of this Agreement;

"BOARD"  means  the  board  of  directors  of  Cybernet;

"CLOSING" means the closing of the transactions contemplated pursuant to this Agreement;

"CLOSING DATE" means March 12, 2002 or such other date as may be agreed to in writing by the parties hereto;

"COURT ORDER" means an order of the Chancery Court of Delaware with respect to convening the Shareholder Meeting dated February 25, 2002, as amended from time to time;

"D&O POLICY" means the current and existing directors' and officers' liability insurance policy of Cybernet;

"DI FRAIA AMENDMENT" means the Termination Agreement between di Fraia and Cybernet and its subsidiaries, substantially in the form of Schedule D hereto;

"EDER AMENDMENT" means the Termination Agreement between Eder and Cybernet and its subsidiaries, substantially in the form of Schedule E hereto;

"ESCROW ACCOUNT" means the account established pursuant to the Escrow Agreement;

"ESCROW AGREEMENT" means the agreement between Cybernet, MFC, Eder, di Fraia and the escrow holder substantially in the form of Schedule G hereto;

"INDEMNITY AGREEMENT" means an indemnity agreement of Cybernet in favour of each of the Participating Directors, substantially in the form of Schedule B hereto;

"LOAN AGREEMENT" means a loan agreement between MFC Merchant Bank S.A. and Cybernet, substantially in the form attached as Schedule C hereto;

"MUTUAL RELEASE" means a mutual release from Cybernet and the Participating Directors in favour of the Shareholder Group, its officers, directors and representatives, and the Shareholder Group in favour of the Participating Directors, substantially in the form as set forth in Schedule A hereto;

"PARTICIPATING DIRECTORS" means di Fraia and all of the directors of Cybernet as of the date of this Agreement, other than Tristan Libischer;

"SHAREHOLDER CIRCULAR" means the proxy circular of MFC and Ventegis Capital AG dated February 15, 2002;

"SHAREHOLDER  GROUP"  means,  collectively,  MFC, Ventegis Capital AG and Holger
Timm;

"SHAREHOLDER MEETING" means the meeting of the shareholders of Cybernet called for March 12, 2002 pursuant to the terms of the Court Order, as adjourned from time to time;

"SHAREHOLDER RELEASE" means a release by the Shareholder Group in favour of the Participating Directors, substantially in the form set forth in Schedule A hereto; and

"TIME  OF  CLOSING"  means  9:00  a.m.  (local  time)  on  the  Closing  Date.

     SECTION 1.2 HEADINGS, ETC. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     SECTION 1.3 GENDER AND NUMBER. Words imparting the singular number include the plural and vice-versa and words imparting gender include the masculine, feminine and gender neutral and vice versa as the context requires.

     SECTION 1.4 AMENDMENT. No amendment of any provision of this Agreement shall be effective unless the same is in writing and signed by each party hereto.

     SECTION 1.5 CURRENCY. Unless otherwise specified herein all references to Euro means lawful money of the European Union.

     SECTION 1.6 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

     SECTION 1.7 SCHEDULES. All documents attached and referred to in this Agreement and the following schedules attached hereto are integral to and form part of this Agreement:

              Schedule  A  -  Mutual  Release
              Schedule  B  -  Indemnity  Agreement
              Schedule  C  -  Loan  Agreement
              Schedule  D  -  di  Fraia  Amendment
              Schedule  E  -  Eder  Amendment
              Schedule  F  -  Stipulated  Order
              Schedule  G  -  Escrow  Agreement


                                    ARTICLE 2
                                  RESTRUCTURING

     SECTION 2.1 RESTRUCTURING OF INDEBTEDNESS. MFC confirms to the Participating Directors that it intends to seek to try to effect a restructuring of Cybernet's indebtedness substantially upon the terms as set forth in its draft presentation to the Board dated December 2001, provided that nothing herein shall in any way constitute a representation, warranty or guarantee by MFC or any of its officers, directors, agents or representatives that any such proposed restructuring will be successfully effected.


                                    ARTICLE 3
                              EMPLOYMENT AMENDMENTS

     SECTION 3.1 EDER AMENDMENT. Cybernet and Eder covenant and agree that all of the employment arrangements between Cybernet, its subsidiaries and Eder will be amended pursuant to the terms of the Eder Amendment.

     SECTION 3.2 DI FRAIA AMENDMENT. Cybernet and di Fraia covenant and agree that all of the employment arrangements between Cybernet, its subsidiaries and di Fraia will be amended pursuant to the terms of the di Fraia Amendment.


                                    ARTICLE 4
                            RELEASES AND INDEMNITIES

     SECTION 4.1 SHAREHOLDER RELEASE. From and after the Time of Closing, the Shareholder Group hereby agrees to release the Participating Directors pursuant to the terms of the Mutual Release.

     SECTION 4.2 CYBERNET GROUP RELEASE. From and after the Time of Closing, Cybernet and the Participating Directors hereby agree to release the Shareholder Group, its affiliates, associates, directors, officers and representatives pursuant to the terms of the Mutual Release.

     SECTION 4.3 INDEMNIFICATION OF CERTAIN DIRECTORS. From and after the Time of Closing, Cybernet will indemnify the Participating Directors for actions taken in good faith by such persons in their respective roles as directors and officers of Cybernet and its subsidiaries, including actions taken with respect to this Agreement, pursuant to the terms of the Indemnity Agreement.

     SECTION 4.4 NON-INTERFERENCE. MFC agrees that neither the Shareholder Group nor any of its members, subsidiaries or affiliates or nominees on the Board shall challenge or interfere with such Indemnity Agreement.

     SECTION 4.5 EXTENSION OF D&O POLICY. Cybernet shall obtain a one-year extension to the D&O Policy or a separate insurance policy providing substantially the same benefits and coverage (the "Extension") for claims against persons who were its directors and officers based upon actions occurring on or before the Time of Closing (the Extension to be effectively arranged or effected on or before the Time of Closing).

     SECTION 4.6 CLAIMS UNDER D&O POLICY. In the event that any Claim (as such term is interpreted pursuant to the D&O Policy or the Extension, as applicable) is initiated against any of the Participating Directors on or prior to March 12, 2003 (the "Deductible Deadline"), Cybernet will be solely responsible for paying the deductible of such D&O Policy or Extension. Cybernet agrees to place into the Escrow Account an amount equal to the lesser of 50% of such applicable deductible or Euro 125,000. Such amount shall not be withdrawn or utilized by Cybernet prior to the Deductible Deadline and shall constitute trust funds held for and in favour of the Participating Directors.

     SECTION 4.7 ESCROW ACCOUNT. Cybernet shall establish an Escrow Account for the deposit of certain payments as set forth in the Escrow Agreement substantially in the form of Schedule G hereto.


                                    ARTICLE 5
                                 CREDIT FACILITY

     SECTION 5.1 CREDIT FACILITY. MFC agrees to make or arrange a revolving credit facility to Cybernet and/or its subsidiaries substantially upon the terms of the Loan Agreement, which credit facility shall be available to Cybernet on or before the Closing Date to fund the Escrow Account and other payments which Cybernet is required to make as of the Time of Closing.


                                    ARTICLE 6
                       BOARD, COURT APPLICATION AND ACCESS

     SECTION 6.1 APPROVAL OF SHAREHOLDER GROUP DIRECTORS. Cybernet hereby covenants and agrees that, on or before March 11, 2002, it shall, by way of a unanimous resolution of a quorum of the Board passed at a duly convened meeting of the Board, approve for appointment to the Board all of the directors nominated by MFC in the Shareholder Circular (the "Board Resolutions").

     SECTION 6.2 RESIGNATIONS OF DIRECTORS. Cybernet shall obtain written resignations (the "Resignations") from Robert Fratarcangelo, Andreas Eder and Hubert Besner on or before March 11, 2002 and provide copies of such resignations to its counsel, along with irrevocable instructions to such counsel to deliver them on Closing as set forth in Article 9 hereof. Eder and di Fraia covenant and agree that they will not stand for election as directors to the Board at the Shareholder Meeting.

     SECTION 6.3 WITHDRAWAL OF COURT APPLICATION. MFC shall, effective on or before the Time of Closing, withdraw its application for a contempt of court order against Cybernet and Eder before the Delaware Chancery Court with prejudice.

     SECTION 6.4 ACCESS TO OFFICES AND RECORDS. Cybernet hereby covenants and agrees to grant to MFC and its representatives and agents full and complete access to its offices and records. Cybernet shall forthwith make available to MFC and its authorized representatives and provide reasonable access (and if requested, copies) to MFC of all title documents, contracts, financial statements, minute books, share certificates, share registers, plans, reports (including forecasts and projections), licences, leases, orders, permits, books of account, accounting records, constating documents, tax returns, customer lists, supplier lists, and all other documents, information or data relating to Cybernet and its business as MFC shall reasonably request. Cybernet shall afford MFC and its authorized representatives every reasonable opportunity to have free and unrestricted access to its business and the real property, assets, undertaking, records and documents of Cybernet. At the request of MFC, Cybernet shall execute or cause to be executed such consents, authorizations and directions as may be necessary to permit any reasonable inspection of its business and any of its property or to enable MFC or its authorized representatives to obtain full access to all files and records relating to any of the assets of Cybernet maintained by a third party. At the Shareholder Group's request, Cybernet shall co-operate with MFC in arranging any such meetings as it may reasonably request with: (i) employees of Cybernet; (ii) customers, suppliers, distributors or others who have or have had a business relationship with Cybernet; and (iii) auditors, solicitors or any other person engaged or previously engaged to provide services to Cybernet who have knowledge of matters relating to Cybernet and its business.


                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

     SECTION 7.1 REPRESENTATIONS AND WARRANTIES OF CYBERNET. Cybernet hereby represents and warrants to MFC, as at the date hereof and the Closing Date, that:

   (a)  Organization.  Cybernet  is  duly  incorporated  and  organized  and is
        ------------
        validly existing and in good standing under the laws of the State of Delaware;

   (b)  Corporate Power.  Cybernet has full corporate right, power and authority
        ---------------
        to  enter  into  and  perform  its  obligations  under  this  Agreement;

   (c)  Execution  of Binding Obligation.  This Agreement has been duly executed
        --------------------------------
        and delivered by Cybernet and this Agreement constitutes legal, valid and binding obligations of Cybernet, enforceable in accordance with its terms; and

   (d)  No  Litigation.  There  are no actions, suits or proceedings pending or,
        --------------
        to the knowledge of Cybernet, after due enquiry, threatened against or affecting Cybernet which could adversely affect its obligations hereunder.

     SECTION 7.2 REPRESENTATIONS AND WARRANTIES OF MFC. MFC hereby represents and warrants to Cybernet, as at the date hereof and the Closing Date, that:

   (a)  Organization.  MFC  is  duly  incorporated  and organized and is validly
        ------------
        subsisting  and  in  good  standing  under  the  laws  of  the  Yukon
        Territory;

   (b)  Corporate  Power.  MFC  has full corporate right, power and authority to
        ----------------
        enter  into  and  perform  its  obligations  under  this  Agreement;

   (c)  Execution of Binding Obligations.  This Agreement has been duly executed
        --------------------------------
        and delivered by MFC, and this Agreement constitutes legal, valid and binding obligations of MFC, enforceable in accordance with its terms; and

   (d)  No  Litigation.  There  are no actions, suits or proceedings pending or,
        --------------
        to the knowledge of MFC, after due enquiry, threatened against or affecting MFC which could adversely affect its obligations hereunder.

     SECTION 7.3 REPRESENTATIONS AND WARRANTIES OF EDER AND DI FRAIA. Eder and di Fraia hereby severally represent and warrant (as to themselves only) to MFC, as at the date hereof and the Closing Date, that: (i) this Agreement and, on the Closing Date, the Eder Amendment,the di Fraia Amendment and the Mutual Release, have been duly executed and delivered by each of Eder and di Fraia; and
(ii) this Agreement, the Eder Amendment, the di Fraia Amendment and the Mutual Release constitute legal, valid and binding obligations of each of Eder and di Fraia, enforceable in accordance with their terms.


                                    ARTICLE 8
                              CONDITIONS OF CLOSING

     SECTION 8.1 CONDITIONS OF CLOSING IN FAVOUR OF MFC. The completion of each of the transactions contemplated hereby is subject to the terms and conditions set forth below which are for the exclusive benefit of MFC, to be fulfilled or performed at or prior to the Time of Closing. Any such condition may be waived in whole or in part by MFC in writing without prejudice to any claims it may have for breach of covenant, representation or warranty:

   (a)  Compliance.  Cybernet,  Eder  and di Fraia shall be in compliance in all
        ----------
        respects with all of their respective obligations under this Agreement, including the delivery of all documents required to be delivered by each of them;

   (b)  Representations  and  Warranties.  The representations and warranties of
        --------------------------------
        Cybernet, Eder and di Fraia contained in this Agreement shall be true and correct in all material respects at the Time of Closing; and

   (c)  Covenants.  All of the terms, covenants and conditions of this Agreement
        ---------
        to be complied with or performed by Cybernet, Eder and di Fraia at or before the Time of Closing shall have been complied with or performed.

     SECTION 8.2 CONDITIONS OF CLOSING IN FAVOUR OF CYBERNET. The completion of each of the transactions contemplated hereby is subject to the terms and conditions set forth below which are for the exclusive benefit of Cybernet, to be fulfilled or performed at or prior to the Time of Closing. Any such condition may be waived in whole or in part by Cybernet in writing without prejudice to any claims they may have for breach of covenant, representation or warranty:

   (a)  Compliance.  MFC  shall  be  in compliance in all material respects with
        ----------
        all its obligations under this Agreement, including the delivery of all documents required to be delivered by MFC on or prior to the Closing Date;

   (b)  Representations  and  Warranties.  The representations and warranties of
        --------------------------------
        MFC contained in this Agreement shall be true and correct in all Material respects at the time of Closing; and

   (c)  Covenants.  All of the terms, covenants and conditions of this Agreement
        ---------
        to be complied with or performed by MFC at or before the Time of Closing shall have been complied with or performed.


                                    ARTICLE 9
                              CLOSING ARRANGEMENTS

     SECTION 9.1 The Closing shall occur at Stefan-George-Ring 19-23 Munich, Germany on the Closing Date.

SECTION 9.2 On the Closing Date and prior to the time of the Shareholder Meeting, Cybernet shall: (i) by way of a unanimous resolution of a quorum of the Board, duly and validly appoint Michael Smith and Edward Seligman to the Board; (ii) appoint Michael Smith the Chairman of the Board; and (iii) appoint Michael Smith as the chairman of the Shareholder Meeting.

     SECTION 9.3 At the Time of Closing, Cybernet shall deliver to MFC the following:

   (a)  the  Mutual  Release;

   (b)  the  Indemnity  Agreement;

   (c)  the  Resignations;

   (d) the Loan Agreement and all related documents provided for or contemplated thereby required to be executed, delivered and/or provided by Cybernet, its subsidiaries and advisors;

   (e)  the  Eder  Amendment  signed  by  Cybernet  and  its  subsidiaries;

   (f)  the  di  Fraia  Amendment  signed  by  Cybernet  and  its  subsidiaries;

   (g)  a  certified  copy  of  the  Board  Resolutions;

   (h)  the  Extension;  and

   (i)  the  Escrow  Agreement.

     SECTION 9.4 At the Time of Closing, MFC will deliver to Cybernet the following:

   (a)  the  Shareholder  Release;

   (b) the Loan Agreement and all documents and instruments contemplated thereby required to be executed or delivered by MFC and/or the lender thereunder; and

   (c)  the  Escrow  Agreement  and funding of all amounts contemplated therein.

     SECTION 9.5 At the Time of Closing, Eder will deliver to MFC and Cybernet the Eder Amendment and di Fraia will deliver to MFC and Cybernet the di Fraia Amendment and both Eder and di Fraia will deliver the Mutual Release. If Cybernet should go bankrupt within 90 days of the Closing Date, and if a court of law should make a final order forcing Eder and/or di Fraia to return part or all of his payment received on the Closing Date to Cybernet, Cybernet's creditors or similar, then MFC will pay to Eder and/or di Fraia an amount equal to the net amount actually repaid by Eder and/or di Fraia, as the case may be, in any case not to exceed the actual amount paid by Cybernet to Eder and di Fraia on the Closing Date.

     SECTION 9.6 The Closing shall not occur, nor shall the documents tabled for delivery at the Closing be delivered, until all conditions of the Closing have been fulfilled or waived and all matters have been completed to permit contemporaneous closing of the transactions as provided for herein.


                                   ARTICLE 10
                                  MISCELLANEOUS

     SECTION 10.1 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware and shall be treated in all respects as a Delaware contract without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     SECTION 10.2 CONSENT TO JURISDICTION. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Delaware, in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in such court. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 10.3 SUCCESSORS AND ASSIGNS. This Agreement shall become effective when it is executed by the parties and thereafter shall be binding upon and enure to the benefit of the parties hereto and their successors and permitted assigns. Neither party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other, which consent may be arbitrarily withheld.

     SECTION 10.4 PRIOR UNDERSTANDINGS. This Agreement supersedes all prior understandings and agreements, whether written or oral, and constitutes the entire agreement between the parties hereto relating to the transactions provided for herein.

     SECTION  10.5     TIME  OF  THE ESSENCE.  Time shall be the essence hereof.

     SECTION 10.6 CONFIDENTIALITY. No party to this Agreement shall disclose any of its terms, conditions or its existence to any third party, except as may be required by law or the rules, policies or regulations of any securities regulatory authority or stock exchange having jurisdiction, without the prior written consent of the other parties hereto.

     SECTION 10.7 NO ADMISSION OF LIABILITY. The parties hereto have executed and delivered this Agreement without any admission of liability on the part of or on behalf of any party to this Agreement.

     SECTION 10.8 BENEFIT. Each of the parties hereto hereby acknowledges, covenants and agrees that this Agreement is being entered into for the benefit of each such party and each of the parties hereto acknowledges that each has an interest in the settlement and transactions contemplated hereby being completed in accordance with the terms of this Agreement.

     SECTION 10.9 ENUREMENT. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective administrators, trustees, receivers, successors and permitted assigns.

     SECTION 10.10 FURTHER ASSURANCES. Each party agrees that it will execute all documents and do all acts and things as the other party may reasonably request and as may be lawful and within its respective power to do, to carry out and/or implement the provisions or intent of this Agreement.

     SECTION 10.11 COUNTERPARTS AND FACSIMILE. This Agreement may be executed in counterparts and by facsimile and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.


MFC  BANCORP  LTD.

By:  /s/  Michael  J.  Smith
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------


CYBERNET  INTERNET  SERVICES  INTERNATIONAL,  INC.

By:  /s/  Andreas Eder
   ---------------------------------

Name:  Andreas Eder
     -------------------------------

Title:  CEO
      ------------------------------


SIGNED,  SEALED  and  DELIVERED  by   )
ANDREAS EDER  in  the  presence  of:  )
                                      )
  /s/  Hubert Besner                  )
------------------------------------  )
Signature                             )
                                      )
                                      )     /s/  Andreas  Eder
------------------------------------  )     --------------------
Name                                  )     ANDREAS  EDER
                                      )
------------------------------------  )
Address                               )
------------------------------------  )
                                      )
------------------------------------  )
Occupation                            )

SIGNED,  SEALED  and  DELIVERED  by   )
PAOLO DI FRAIA in the presence of:    )
                                      )
  /s/  Hubert Besner                  )
------------------------------------  )
Signature                             )
                                      )     /s/  Paolo  di  Fraia
------------------------------------  )     -----------------------
Name                                  )     PAOLO  DI  FRAIA
                                      )
------------------------------------  )
Address                               )
                                      )
------------------------------------  )
                                      )
------------------------------------  )
Occupation                            )

                                   SCHEDULE A

                                 MUTUAL RELEASE

                                 MUTUAL RELEASE

     This Mutual Release is entered into this 12th day of March 2002, by and among Cybernet Internet Services International, Inc. ("Cybernet"); Holger Timm
                                                         --------
("Timm");  Ventegis  Capital  AG  ("Ventegis")  and, MFC Bancorp Ltd. ("MFC" and
  ----                              --------                            ---
together  with  Timm  and  Ventegis  the "Shareholders Group"); and Andreas Eder
  --                                      ------------------
("Eder"),  Hubert  Besner  ("Besner"),  Robert Fratarcangelo, ("Fratarcangelo"),
  ----                       ------                             -------------
G.W. Norman Wareham ("Wareham") and Paolo di Fraia ("di Fraia" and together with
                      -------                        --------
Eder,  Besner,  Fratarcangelo,  and  Wareham  the  "Management  Group").
                                                    -----------------

     WHEREAS, Timm and Ventegis own approximately 25.9% of the issued and outstanding voting stock of Cybernet (the "Shares"); and
                                                 ------

     WHEREAS,  MFC  has  voting  control  of  all  the  Shares;  and

     WHEREAS, Cybernet and the Shareholders Group have distributed to Cybernet shareholders opposing proxy materials in connection with Cybernet's annual meeting to be held on March 12, 2002; and

     WHEREAS, Cybernet, the Shareholders Group and the Management Group have agreed to enter into a Settlement Agreement dated even date hereof ("Settlement
                                                                      ----------
Agreement");  and
---------

     WHEREAS, as inducement to the parties to enter into the Settlement Agreement, the parties desire to enter into this Mutual Release.

     NOW THEREFORE, in consideration of the mutual promises contained herein and in the Settlement Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.     Release  by  Cybernet.  Cybernet  for itself, corporations and other
            ---------------------
entities it controls, and its affiliates, subsidiaries, successors, assigns, officers, directors, employees, representatives, agents, heirs and attorneys hereby releases and discharges the Management Group and all of their, assigns, personal representatives, heirs, agents and attorneys from and against any claims, in any forum, contingent or fixed, choate or inchoate, liquidated or unliquidated, direct or derivative, known or unknown, arising in law or equity, present or future, related to or arising out of the service by the Management Group or any of its members as officers, directors, employees, representatives or agents of Cybernet.

     2.     Release  by  the  Shareholders  Group.  The  Shareholders  Group for
            -------------------------------------
themselves, corporations and other entities they control, and their affiliates, parents, subsidiaries, successors, assigns, officers, directors, employees, representatives, agents, heirs and attorneys hereby release and discharge the Management Group and all of their, assigns, personal representatives, heirs, agents and attorneys from and against any claims, in any forum, contingent or fixed, choate or inchoate, liquidated or unliquidated, direct or derivative, known or unknown, arising in law or equity, present or future, related to or arising out of the service by the Management Group or any of its members as officers, directors, employees, representatives or agents of Cybernet.

     3.     Release  by  Cybernet  and  the  Management Group.  Cybernet and the
            -------------------------------------------------
Management Group for themselves, corporations and other entities they control, and their affiliates, parents, subsidiaries, successors, assigns, officers, directors, employees, representatives, agents, heirs and attorneys hereby release and discharge the Shareholders Group, corporations and other entities they control, and their affiliates, parents, subsidiaries, successors, assigns, officers, directors, employees, representatives, personal representatives, heirs, agents and attorneys from and against any claims, in any forum, contingent or fixed, choate or inchoate, liquidated or unliquidated, direct or derivative, known or unknown, arising in law or equity, present or future, related to or arising out of the acquisition, holding or voting of the Shares, or assumption of control of the Board of Directors of Cybernet or any matter relating to the Shareholders Group's conduct or activities involving Cybernet up to the date hereof.

     4.     Successors  and  Assigns.  All agreements, covenants, conditions and
            ------------------------
provision of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     5.     Counterparts.  This  agreement  may be executed in counterparts, and
            ------------
by facsimile, each of which will be deemed an original and which together shall constitute one instrument.

     6.     Governing Law.  This agreement shall be governed by and construed in
            -------------
accordance  with  the  laws  of  the  State  of  Delaware.

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Mutual Release as of the date first above written.

                                CYBERNET  INTERNET  SERVICES
                                INTERNATIONAL,  INC.
WITNESS:

---------------------           By:  --------------------------------
Name:                                Name:  Andreas  Eder
                                     Title:  President  and  Chief
                                             Executive Officer


                                THE  SHAREHOLDERS  GROUP:
                                ------------------------
WITNESS:

---------------------           -------------------------------------
Name:                           Holger  Timm


                                VENTEGIS  CAPITAL  AG
WITNESS:

---------------------           By:  --------------------------------
Name:                                Name:
                                     Title:


                                MFC  BANCORP  LTD.
WITNESS:

---------------------           By:  --------------------------------
Name:                                Name:
                                     Title:






                     [SIGNATURE PAGE CONTINUES ON NEXT PAGE]

                         THE  MANAGEMENT  GROUP:
                         ----------------------

WITNESS:

---------------------           -------------------------------------
Name:                           Andreas  Eder

WITNESS:

---------------------           -------------------------------------
Name:                           Hubert  Besner

WITNESS:

---------------------           -------------------------------------
Name:                           Robert  Fratarcangelo

WITNESS:

---------------------           -------------------------------------
Name:                           G.W.  Norman  Wareham

WITNESS:

---------------------           -------------------------------------
Name:                           Paolo  di  Fraia

                                   SCHEDULE B

                               INDEMNITY AGREEMENT

                              INDEMNITY AGREEMENT

     This Indemnity Agreement is entered into this 12th day of March 2002, by and among Cybernet Internet Services International, Inc. ("Cybernet"); Andreas
                                                             --------
Eder ("Eder"), Hubert Besner ("Besner"), Robert Fratarcangelo, ("Fratarcangelo")
       ----                    ------                            -------------
G.W. Norman Wareham ("Wareham") and Paolo di Fraia ("di Fraia" and together with
                      -------                        --------
Eder,  Besner,  Fratarcangelo,  and  Wareham  the  "Indemnitees").
                                                    -----------

     NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.     Indemnification.  Cybernet  agrees to indemnify and hold Indemnitees
            ---------------
harmless against all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys fees and expenses of investigation and defense relating to any claims, losses, liabilities, damages, deficiencies, costs or expenses (hereinafter individually a "Loss" and collectively "Losses")
                                                ----                    ------
incurred or suffered by Indemnitees, or any of them, directly or indirectly, related to or arising out of each Indemnitee's service as officer, director, employee, representative or agent of Cybernet, provided that the Loss has not resulted from the wilful misconduct, bad faith or gross negligence of the Indemnitee.

2.     Procedures  for  Indemnification.  Indemnitees  shall make any claims for
       --------------------------------
indemnification pursuant to Section 1 hereof by delivering a notice (the "Indemnification Claim") to Cybernet. The Indemnification Claim shall (A) state
       ---------------
that the party claiming indemnification has paid or incurred Losses; and (B) specify the amounts of Losses, the date each such item was paid or incurred.

          (a) If the Indemnification Claim involves a Third Party Claim, the procedures set forth in Section 3 hereof shall be observed by Indemnitee and Cybernet.

          (b) If the Indemnification Claim involves a matter other than a Third Party Claim, Cybernet will have 30 business days to object to such Indemnification Claim by delivery of a written notice of such objection to Indemnitee specifying in reasonable detail the basis for such objection. Failure of Cybernet to timely object will constitute acceptance of the Indemnification Claim by Cybernet and the Indemnification Claim will be paid in accordance with Section 3(c). If an objection is timely interposed by Cybernet and the dispute is not resolved within 30 business days from the date Indemnitee receives such objection, such dispute may be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association.

          (c) Upon a final determination of the amount of an Indemnification Claim, whether by agreement between Cybernet and Indemnitee or by an arbitration award, Cybernet will pay the amount of such finally determined Indemnification Claim within 10 days of the date such amount is determined.

     3.     Third  Party Claim.  Should any claim be made, or suit or proceeding
            ------------------
(including, without limitation, a binding arbitration or an audit by any taxing authority) be instituted by a third party  against an Indemnitee which, if
prosecuted successfully, would be a matter for which the Indemnitee is entitled to indemnification under Section 1 hereof (a "Third Party Claim"), the
                                                     -------------------
obligations and liabilities of the parties hereunder with respect to such Third Party Claim will be subject to the following terms and conditions:

          (a) Indemnitee shall give Cybernet written notice of any such Third Party Claim promptly after receipt by Indemnitee of actual notice thereof, and Cybernet will undertake the defense thereof by representatives of its own choosing. If Cybernet undertakes the defense of such claim, Cybernet will have the exclusive right to defend, contest and litigate the Third Party Claim, and the exclusive right, subject to the terms of Section 3(b) below, in its discretion, in good faith, and upon the advice of counsel, to settle any such matter, either before or after the initiation of litigation, at such time and upon such terms as Cybernet can and will satisfy and as it deems fair and reasonable; provided that at least 10 days prior written notice of the intended settlement must be provided to Indemnitee. If, however, Cybernet fails or refuses to undertake the defense of such claim within 30 business days after written notice of such claim has been given to Cybernet by Indemnitee, Indemnitee will have the right to undertake the defense, compromise and, settlement of such claim with counsel of its own choosing.

          (b) Indemnitee and Cybernet will cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such claim as may be reasonably necessary for the preparation of the defense of any such claim or for testimony as witness in any proceeding relating to such claim.

          (c) In connection with any settlement of a Third Party Claim negotiated by Cybernet, Indemnitee will not be required to take any of the following actions:

                  (i) Enter into any settlement that does not include the delivery by the claimant or plaintiff to Indemnitee of an unconditional release from all liability with respect to the Third Party Claim.

                  (ii) Enter into any settlement that requires Indemnitee to take any affirmative action as a condition of the settlement.

                  (iii) Consent to the entry of judgment that does not include a full dismissal of the litigation or proceedings against Indemnitee with prejudice.

     4.     Directors  and  Officers  Insurance.  Cybernet  hereby  agrees  to
            -----------------------------------
maintain its current directors and officers liability policy until the policy expiration date on or about December 1, 2002 ("Current Insurance"). In
                                                       ------------------
addition, in the event that Board nominees of MFC Bancorp Ltd. and Ventegis Capital AG are approved and nominated with more than two-thirds approval of Cybernet's Board of Directors as of the date hereof and are elected to a majority of the seats of Cybernet's Board of Directors at Cybernet's shareholders meeting to be held on March 12, 2002 ("Meeting"),

Cybernet hereby agrees to maintain directors and officers insurance with Coverage of Indemnitees substantially similar to its current directors & Officers liability policy until March 12, 2003 ("Additional Insurance").
                                                    ---------------------
Cybernet shall pay and be solely responsible for all retention or deductible amounts applicable to any claims arising under the Current Insurance and Additional Insurance. Cybernet hereby agrees to place in escrow an amount equal to 50% of all retention or deductible amounts up to a maximum of Euro 125,000 in accordance with that certain Escrow Agreement dated even date hereof. Cybernet hereby agrees to indemnify and hold Indemnitees harmless for all such retention or deductible amounts.

     5.     Successors  and  Assigns.  All agreements, covenants, conditions and
            ------------------------
provision of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     6.     Counterparts.  This  agreement  may be executed in counterparts, and
            ------------
by facsimile, each of which will be deemed an original and which together shall constitute one instrument.

     7.     Governing Law.  This agreement shall be governed by and construed in
            -------------
accordance  with  the  laws  of  the  State  of  Delaware.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Cybernet has executed and delivered this Agreement for the benefit of Indemnitees as of the date first above written.

                         INDEMNITOR:
                         ----------

                         CYBERNET  INTERNET  SERVICES
                         INTERNATIONAL,  INC.
WITNESS:

-------------------      By:  ----------------------------
Name:                         Name:  Andreas  Eder
                              Title:  President  and  Chief Executive Officer






                     [SIGNATURE PAGE CONTINUES ON NEXT PAGE]

                         INDEMNITIES:
                         -----------

WITNESS:

-----------------------       --------------------------------
Name:                         Andreas  Eder

WITNESS:

-----------------------       --------------------------------
Name:                         Hubert  Besner

WITNESS:

-----------------------       --------------------------------
Name:                         Robert  Fratarcangelo

WITNESS:

-----------------------       --------------------------------
Name:                         G.W.  Norman  Wareham

WITNESS:

-----------------------       --------------------------------
Name:                         Paolo  di  Fraia

                                   SCHEDULE C

                                 LOAN AGREEMENT

THIS  CREDIT FACILITY AGREEMENT dated for reference the 12th day of March, 2002,


AMONG:
        MFC MERCHANT BANK S.A., a bank organized under the laws of Switzerland

AND:
        CYBERNET INTERNET SERVICES INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware in the United States, having an address at Stefan-George-Ring 19-23, 81929 Munich, Germany

AND:
        636892 B.C. LTD., a corporation organized under the laws of the Province of British Columbia, having a registered office at Suite 1000, 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2


WHEREAS:

A. The Borrower has requested that the Credit Facility be made available by the Lender to the Borrower; and

B. The Lender has agreed to make the Credit Facility available to the Borrower upon the terms and conditions set out herein.

NOW THEREFORE THIS CREDIT FACILITY AGREEMENT WITNESSES THAT in consideration of the premises, mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto acknowledge, declare, covenant and agree as follows:


                                    ARTICLE 1
                                 INTERPRETATION

     SECTION 1.1 DEFINITIONS. When used in this Agreement (including the recitals and schedules hereto) or in any amendment hereto, the following terms shall, unless otherwise expressly provided, have the following meanings, respectively:

"ADVANCES" means advances made by the Lender hereunder to the Borrower under the First Tranche, the Second Tranche and the Third Tranche and "ADVANCE" means any one of such advances;

"AFFILIATE" means, with respect to any given Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with, such Person;

"AGREEMENT" means this non-revolving term credit agreement as supplemented, amended or otherwise modified, amended, extended, renewed or replaced from time to time by any agreement supplemental or ancillary hereto; and the expressions "ARTICLE" and "SECTION" followed by a number mean, and refer to the specified Article or Section of this Agreement;

"ARRANGEMENT FEE" means an arrangement fee equal to euro 150,000 payable by the Borrower to the Lender;

"AUTHORIZATION" means any permit, licence, approval, consent, order, right, certificate, judgment, writ, injunction, award, determination, direction, decree, authorization, franchise, privilege, grant, waiver, exemption and other concession or by-law, rule or regulation of, by or from any Official Body, all as amended, supplemented, modified, replaced or renewed from time to time;

"BANKING DAY" means any day on which the Lender is open for business in Geneva, Switzerland;

"BNS"  means B&N Software AG, a corporation organized under the laws of Germany;

"BORROWER" means Cybernet Internet Services International, Inc., a corporation organized under the laws of the State of Delaware and its successors and permitted assigns;

"BORROWER'S CERTIFICATE" means a certificate of a senior officer of the Borrower substantially in the form set out in Schedule B hereto or such other form as may be requested from time to time by the Lender;

"BORROWING"  means  a  borrowing  consisting  of  one  or  more  Advances;

"BORROWING NOTICE" means a notice of a request for an Advance in substantially the form set out in Schedule A hereto;

"BUSINESS" means the business of the Borrower and/or the Cybernet Companies, as the context may require;

"CHARTER DOCUMENTS" means, in respect of any Person and as the context requires, the incorporation documents and by-laws, and all amendments thereto, of such Person;

"CID" means Cybernet Internet Dienstleistungen AG, a corporation organized under the laws of Germany;

"CLOSING" means the closing of the transactions contemplated by this Agreement on the Closing Date;

"CLOSING DATE" means the Banking Day following satisfaction by the Borrower or waiver by the Lender of all conditions to an Advance set out in the Credit Documents or such other date as may be agreed upon by the parties;

"COMMITMENT"  means  the  commitment  of  the  Lender  in  respect of the Credit
Facility in the aggregate principal amount set out in Section 2.1 and as adjusted from time to time in accordance herewith;

"CONSENT" means any permit, license, approval, consent, order, right, certificate, judgment, writ, injunction, award, determination, direction, decree, authorization, franchise, privilege, grant, waiver, exemption and other concession or by-law, rule or regulation of, by or from any Person other than an Official Body;

"CONTROL" over a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other equity interest, representation on its board of directors or body performing similar functions, by contract or otherwise. The terms "CONTROLLING" and "CONTROLLED" will have corollary meanings;

"CORPORATION" means a body corporate, corporation, company, partnership, business trust or joint venture;

"CREDIT DOCUMENTS" means this Agreement, the Security Documents and the Information Documents and all other documents to be executed and delivered to the Lender by the Borrower hereunder or thereunder;

"CREDIT FACILITY" means the revolving credit facility in the aggregate principal amount of up to euro 7,000,000 to be made available by the Lender hereunder to the Borrower under the First Tranche, Second Tranche and Third Tranche;

"CYBERNET COMPANIES" means, collectively, CID, Vianet, Novento, Schweiz, Italia, Multicall, BNS and Sagl, and all other companies directly or indirectly owned or controlled by the Borrower and "CYBERNET COMPANY" means any one such company;

"DEBT" of any Person means: (i) all indebtedness of such Person for and in respect of borrowed money, including obligations with respect to bankers' acceptances, letters of credit and letters of guarantee; (ii) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other evidence of indebtedness or other security; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights or remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under leases which, in accordance with GAAP (or accounting principles generally accepted in the jurisdiction of incorporation or organization of such Person), are recorded as capital leases in respect of which such Person is liable as lessee; (v) the aggregate amount at which any shares in the capital of such Person which are redeemable or retractable at the option of the holder thereof may be retracted or redeemed; and (vi) all Debt Guaranteed by such Person;

"DEBT GUARANTEED" by any Person means the maximum amount which may be outstanding at any time of all Debt of the kinds referred to in (i) through (v) of the definition of Debt which is directly or indirectly guaranteed by such Person or which such Person agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which such Person has otherwise assured a creditor against loss by means of an indemnity, security or bond;

"DEFAULT" means an event which, with the giving of notice or passage of time or both, would constitute an Event of Default;

"DISTRIBUTION" means all cash distributions (including, without limitation, any dividends or amounts payable by way of share repurchase) properly paid to or received by any Person in respect of such Person's having provided capital directly or indirectly to the Borrower and/or the Cybernet Companies;

"EURO"  or  "EUROS"  means  lawful  money  of  the  European  Union;

"EVENT OF BANKRUPTCY" means, in respect of any Person, that such Person shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally as they become due, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Person seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding-up, a reorganization, arrangement, adjustment, protection, relief or a composition of it or its Debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or for the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against such Person (but not instituted by such Person), either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against such Person or for the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above;

"EVENT  OF  DEFAULT"  has  the  meaning  ascribed  to  it  in  Section  9.1;

"FINANCIAL QUARTER" means a period of three consecutive months in each Financial Year ending on either March 31, June 30, September 30 or December 31;

"FINANCIAL STATEMENTS" means, in respect of the Borrower, as at any particular time, except as otherwise stated hereunder, financial statements prepared in accordance with or reconciled to GAAP, including, without limitation, consolidated and unconsolidated balance sheets, statements of earning and statements of changes in financial position;

"FINANCIAL YEAR" means a financial year commencing on January 1 of each calendar year and ending on December 31 of such calendar year;

"FIRST TRANCHE" means the tranche of the Credit Facility in the principal amount of euro 949,000 to be made available by the Lender hereunder to the Borrower and to be used for the sole purpose of:

   (i) paying Mr. Andreas Eder euro 115,000 representing a termination payment owed by the Borrower to Mr. Eder pursuant to a termination agreement dated March 12, 2002 and an additional euro 115,000 to be held in a separate escrow account by the Borrower;

   (ii) paying Dr. Paolo di Fraia euro 82,000 representing a termination payment owed by the Borrower to Dr. di Fraia pursuant to a termination agreement dated March 12, 2002 and an additional euro 82,000 to be held in a separate escrow account by the Borrower;

   (iii) paying the premium for the extension of the Borrower's current directors and officers liability policy until March 12, 2003 up to a maximum of euro 210,000;

   (iv) paying the deductible on a claim covered by directors and officers insurance up to a maximum amount of euro 125,000 which shall be held in a separate escrow account by the Borrower;

   (v)   paying  the  Arrangement  Fee  to  the  Lender;  and

   (vi)  reimbursing  the  Lender  euro  70,000 for certain expenses pursuant to
         Section  11.4  of  this  Agreement.

"GAAP" means, at any time, accounting principles generally accepted in the United States, applied on a consistent basis;

"GENERAL SECURITY AGREEMENT" means the general security agreement in a form satisfactory to the Lender, pursuant to which the assets of the Borrower will be pledged as security in favour of the Security Agent;

"GERMAN  SUBSIDIARIES"  means  BNS,  CID,  Novento  and  Multicall;

"INFORMATION DOCUMENTS" means, collectively, at any time and in any form, information provided by the Borrower or on behalf of the Borrower to the Lender in writing in respect of the Business and the Security, including, without limitation, all certificates, the Financial Statements of the Borrower, and all materials reasonably requested by the Lender for the purpose, inter alia, of providing such information to prospective assignees, all as from time to time amended, supplemented or replaced;

"INTEREST" means the interest accrued on Advances outstanding from time to time at the Interest Rate compounded monthly not in advance, and payable, in arrears, on the Interest Payment Date;

"INTEREST PAYMENT DATE" means the earlier of: (i) the Maturity Date; and (ii) the date upon which a declaration is made pursuant to Section 9.1, provided that if the Maturity Date is extended, subsequent Interest Payment Dates shall occur on the earlier of each anniversary of March 12, 2003 or the date that a declaration is made pursuant to Section 9.1 ;

"INTEREST RATE" means, a rate of interest equal to 14% per annum calculated semi-annually, not in advance;

"ITALIA" means Cybernet Italia S.p.A., a corporation organized under the laws of Italy;

"JUDGMENT CURRENCY" means the currency in which a court of competent jurisdiction may render judgment in connection with any litigation relating to the repayment of the Outstanding Amount under this Agreement;

"LAW" means any law (including common law and equity), constitution, statute, order, treaty, regulation, rule, ordinance, order, injunction, writ, judgment, determination, decree or award of any Official Body;

"LENDER" means MFC Merchant Bank S.A., a bank organized under the laws of Switzerland, and its successors and assigns;

"LIEN" means any mortgage, pledge, lien, hypothecation, security interest or other encumbrance or charge (whether fixed, floating or otherwise) or title retention, any right of set-off (arising otherwise than by operation of Law) and any deposit of monies under any agreement or arrangement whereby such monies may be withdrawn only upon the fulfillment of any condition as to the discharge of any other indebtedness or other obligation to any creditor, or any right of or arrangement of any kind with any creditor to have its claim satisfied prior to other creditors with or from the proceeds of any properties, assets or revenues of any kind now owned or later acquired;

"MATERIAL ADVERSE EFFECT" means: (i) a material adverse effect on the property or assets of the Business, the Borrower or any of the Cybernet Companies taken as a whole; (ii) a material adverse effect on the capital structure or condition or prospects, financial or otherwise, of the Business, the Borrower or any of the Cybernet Companies taken as a whole; (iii) a material adverse effect on the ability of the Borrower to perform and comply with this Agreement or to pay or perform any of the Obligations; (iv) a material adverse effect on the priority, effectiveness or enforceability of the Security; or (v) a material adverse effect on the condition or prospects, financial or otherwise, of the Borrower or any of the Cybernet Companies;

"MATURITY DATE" means the earlier of: (i) March 12, 2003, provided that the Lender may, at its sole option, extend such date for additional periods of 12 months per each extension, by providing the Borrower with written notice thereof, at least 30 days prior to such date, or such date as extended, as the case may be; and (ii) the date upon which a declaration is made pursuant to
Section  9.1;

"MULTICALL" means Multicall Telefonmarketing AG, a corporation organized under the laws of Germany;

"NOTE" means a promissory note or promissory notes to be delivered by the Borrower to the Lender, in substantially the form set out in Schedule D hereto, to evidence the indebtedness of the Borrower to the Lender under each Advance, and all replacement notes issued by the Borrower to the Lender in respect thereof from time to time;

"NOVENTO" means Novento Telecom AG, a corporation organized under the laws of Germany;

"OBLIGATIONS" means all obligations, liabilities and indebtedness of the Borrower to the Lender howsoever incurred, including, without limitation, with respect to the principal and Interest on Advances, and the payment or performance of all other obligations, liabilities and indebtedness of the Borrower to the Lender hereunder or arising under and pursuant to any one or more of the Credit Documents or with respect to the Advances and all fees, costs, expenses and indemnity obligations hereunder or thereunder;

"OFFICIAL BODY" means any government or political subdivision or any agency (including, without limitation, any licensing or regulatory agency), body, office, authority, bureau, central bank, monetary authority, commission, department or instrumentality thereof, or any court, board, tribunal, grand jury or arbitrator, commission or instrumentality thereof, whether foreign or domestic and, when used in the context of a particular Person, having jurisdiction over such Person;

"ORIGINAL  CURRENCY"  means  euros;

"OUTSTANDING AMOUNT" means, in respect of the Credit Facility, on any day, an amount calculated and expressed in euros equal to the aggregate principal amount of all Advances made by the Lender under the Credit Facility, less any repayment or prepayment made or credited to the Borrower as at such date;

"PERSON" means an individual, a partnership, a corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign state or a political subdivision thereof or any agency of such state or subdivision;

"PLEDGED SECURITIES" means the securities described and listed in Schedule C and any and all other securities that may be pledged by the Borrower to the Lender from time to time, and all accretions, replacements and substitutions thereto and therefor;

"RELATED PARTY" means, in respect of any Person, any Person with whom such Person does not deal at arm's-length, including any Affiliate thereof;

"SAGL" means Cybernet Sagl (GmbH) Lugano, a corporation organized under the laws of Switzerland;

"SCHWEIZ" means Cybernet Schweiz AG, a corporation organized under the laws of Switzerland;

"SECOND TRANCHE" means the tranche of the Credit Facility in the principal amount of up to euro 1,500,000 to be made available by the Lender hereunder to the Borrower and to be used for the purpose of financing working capital and general corporate requirements of the Borrower;

"SECURITIES PLEDGE AGREEMENT" means the pledge agreement(s) in a form satisfactory to the Lender, pursuant to which the Pledged Securities shall be pledged by the Borrower to the Lender in favour of the Security Agent;

"SECURITY" means the security given to the Lender, at any time and from time to time, to secure the Obligations, including, without limitation, the security referred to in Section 5.1;

"SECURITY AGENT" means 636892 B.C. Ltd., a corporation organized under the laws of the Province of British Columbia, and its successors and assigns;

"SECURITY  DOCUMENTS"  means, collectively, the documents referred to in Section
5.1 and the agreements, instruments and documents delivered from time to time to the Lender, by the Borrower, CID or any other Person, for the purpose of establishing, perfecting, preserving and protecting the Security, and "SECURITY DOCUMENT" means any one of them as the context prescribes or requires;

"SUBSIDIARY" means, at any time, as to any Person, any corporation, partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at such time directly or indirectly owned by such a Person;

"TAXES" means any and all present or future taxes (including, without limitation, all stamp, documentary, excise or property taxes), levies, imposts, deductions, charges or withholdings and liabilities with respect thereto;

"THIRD TRANCHE" means the tranche of the Credit Facility in the principal amount of euro 4,551,000 to be made available by the Lender hereunder to the Borrower and to be used for the sole purpose of restructuring its current indebtedness and, in conjunction therewith, working capital requirements; and

"VIANET" means Vianet Telekommunikations AG, a corporation organized under the laws of Austria.

     SECTION  1.2     HEADINGS,  ETC.       The  division of this Agreement into
Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     SECTION 1.3 GENDER AND NUMBER. Words imparting the singular number include the plural and vice-versa and words imparting gender include the masculine, feminine and gender neutral as the context requires.

     SECTION 1.4 AMENDMENT. No amendment of any provision of this Agreement and/or a Security Document shall be effective unless the same is in writing and signed by each party thereto which is then a party to or, to whom a security interest has been granted pursuant to, the respective document being amended.

     SECTION 1.5 SEVERABILITY. If one or more provisions contained in this Agreement and/or a Security Document shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof and/or thereof shall not be affected or impaired thereby.

     SECTION 1.6 ACCOUNTING TERMS. Except as the context may otherwise require, all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

     SECTION 1.7 SCHEDULES. All documents attached or referred to in this Agreement and the following schedules attached hereto are integral to and form part of this Agreement:

          Schedule  "A"  -  Form  of  Borrowing  Notice
          Schedule  "B"  -  Form  of  Borrower's  Certificate
          Schedule  "C"  -  List  of  Pledged  Securities
          Schedule  "D"  -  Form  of  Note
          Schedule  "E"  -  Schedule  7.1(h)
          Schedule  "F"  -  Schedule  7.1(n)


                                    ARTICLE 2
                               THE CREDIT FACILITY

     SECTION 2.1 THE CREDIT FACILITY. (1) The Lender shall make available to the Borrower in accordance with, and subject to the terms and conditions of, this Agreement, until the Maturity Date, a revolving term credit facility in the aggregate principal amount of up to euro 7,000,000 and made available to the Borrower under the First Tranche, Second Tranche and Third Tranche.

     (2) The Borrower shall pay or repay to the Lender on the Maturity Date all amounts owing under the Credit Facility and not previously paid or repaid hereunder.

(3) The Borrower shall use the Advances in accordance with the specified purposes set forth under the First Tranche, Second Tranche and Third Tranche.


                                    ARTICLE 3
                                  THE ADVANCES

     SECTION 3.1 INTEREST ON THE CREDIT FACILITY. On the terms and conditions set forth herein, the Lender, from time to time, on any Banking Day, prior to the Maturity Date, agrees to make Advances to the Borrower.

     SECTION 3.2 MAKING ADVANCES. Each Advance shall be made on two Banking Days' notice. Each such notice of an Advance shall be given by a Borrowing Notice (or such other form as the Lender may from time to time specify) or by telephone confirmed promptly in writing with the Borrowing Notice which shall specify therein: (i) the requested date of such Advance; (ii) the aggregate amount of such Advance; and (iii) the Outstanding Amount having given effect to such Advance.

     SECTION 3.3 INTEREST ON ADVANCES. The Borrower shall pay to the Lender Interest on the unpaid principal amount of each Advance made to it from the date of such Advance in euros, until such principal amount shall be repaid in full at the Interest Rate. Interest shall accrue from day to day, shall be compounded monthly in arrears and shall be paid on the earlier of the Maturity Date or the date on which there is no longer any Outstanding Amount payable to the Lender. Any amount of principal or Interest on any Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear Interest (both before and after default and judgment) from the date on which such amount is due until such amount is paid in full, payable upon demand, at the Interest Rate.

     SECTION 3.4 FEES. Provided the Lender is prepared to make Advances to the Borrower up to the amount of the Commitment, the Borrower shall pay the Lender the Arrangement Fee, whether or not any Advances are made under this Agreement, on the earlier of the date of the Advance of the First Tranche and March 12, 2002.

     SECTION 3.5 INTEREST ON OVERDUE AMOUNTS. Except as otherwise provided herein, all amounts owed by the Borrower to the Lender which are not paid when due (whether at stated maturity, on demand, by acceleration or otherwise) shall bear Interest (both before and after default or judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the Interest Rate.


                                    ARTICLE 4
                           REPAYMENT OF PRINCIPAL SUM

     SECTION 4.1 PAYMENTS. The Borrower shall pay or repay to the Lender, on the Maturity Date, all amounts owing hereunder and not previously paid or repaid, without set-off, counterclaim or deduction.

     SECTION 4.2 BORROWER'S RIGHT TO PREPAY THE CREDIT FACILITY. The Borrower may, on ten Banking Days' prior notice given to the Lender stating the proposed date and aggregate principal amount of the prepayment, and, if such notice is given, the Borrower shall, prepay the Outstanding Amount, in whole or in part, as set out in the prepayment notice, together with accrued Interest to the date of such prepayment on the amount prepaid. Each prepayment shall be in a principal amount of not less than euro 500,000.

     SECTION 4.3 METHOD AND PLACE OF PAYMENT. All payments to be made hereunder shall be made by the Borrower to the Lender on the day that such payment is due at the Lender's address provided for in this Agreement.

     SECTION 4.4 TIME OF PAYMENT. Whenever any payment hereunder shall be stated to be due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking

Day, and such extension of time shall in such case be included in the computation of Interest or fees, as the case may be.


                                    ARTICLE 5
                                    SECURITY

     SECTION 5.1 SECURITY. As general and continuing security for the performance of all Obligations of the Borrower under the Credit Documents, including the prompt payment when due by the Borrower of the all Advances and Interest and all other monies from time to time owing by the Borrower hereunder, there shall be deposited with and held by the Lender, in form and substance satisfactory to the Lender, the following:

   (1)  a  Note  representing  the  amount  of  each  Advance;

   (2)  the  Securities  Pledge  Agreement;

   (3)  the  General  Security  Agreement;

   (4) notarial deeds necessary to register the Pledged Shares in the name of the Lender; and

   (5) such other agreements, instruments or documents reasonably requested by the Lender or the Security Agent to register the Pledged Securities in the name of the Security Agent.

     SECTION  5.2     CONTINUED  PERFECTION,  ADDITIONAL  SECURITY  AND  AGREED
RELEASES OF SECURITY. (1) The Borrower shall take such action and execute and deliver to the Lender and the Security Agent such agreements, conveyances, deeds and other documents and instruments as the Lender shall reasonably request for the purpose of establishing, perfecting, preserving and protecting the Security, in each case forthwith upon request therefor by the Lender or Security Agent and in form and substance reasonably satisfactory to the Lender or Security Agent.

     (1) The Borrower agrees that it shall, forthwith upon request by the Lender, provide a replacement Note or Notes representing such principal amount or amounts as the Lender may direct, provided that the aggregate principal amounts represented by the Notes shall, at all times, be equal to the Outstanding Amount.

     SECTION 5.3 RELEASE UPON PAYMENT. Upon payment by the Borrower of all of the Obligations and performance of all other obligations of the Borrower under the Credit Documents, the Security Agent shall, at the expense of the Borrower, execute and deliver such discharges, releases and other documents as may reasonably be required to release and discharge the Security. Partial repayment of the Obligations shall not entitle the Borrower to the release or discharge of the Security, in whole or in part.

     SECTION 5.4 CONFLICTS. If a conflict or inconsistency exists between a provision of this Agreement and the terms of the Security Documents or any one of them, the terms of this Agreement shall prevail. Notwithstanding the foregoing, if there is any right or remedy of a Lender set out in the Security Documents or any part thereof which is not set out or provided for in this Agreement, such additional right or remedy shall not constitute a conflict or inconsistency.


                                    ARTICLE 6
                      CONDITIONS PRECEDENT TO THE ADVANCES

     SECTION 6.1 CONDITIONS PRECEDENT TO THE FIRST TRANCHE. The obligation of the Lender to make the Advance of the First Tranche is subject to the fulfillment of: (i) the conditions precedent set forth in Section 6.2; and (ii) the following conditions precedent:

   (a) the Lender shall have received copies of the Charter Documents of the Borrower and each of the Cybernet Companies certified by an Officer of the Borrower, as the Lender may require, and of the resolutions of the Borrower's board of directors approving the Credit Documents to which it is a party and all documents evidencing any necessary corporate action of the Borrower with respect to the Credit Documents, all in a form satisfactory to the Lender;

   (b) the Lender shall have received certified copies of the resolutions of the Borrower's board of directors approving the nomination of Michael J. Smith, Eduard Seligman, Roy Zanatta and Greg Elderkin for election to serve as directors of the Borrower at the stockholders meeting scheduled for March 12, 2002;

   (c) the Lender shall have received certificates of two senior officers of the Borrower certifying the names and true signatures of its officers and directors authorized to sign the Credit Documents and any other documents to be delivered by it hereunder;

   (d) the Lender shall have received a certificate of good standing of the jurisdiction of formation of the Borrower, as the Lender may require;

   (e) the Credit Documents shall have been executed and delivered to the Lender, the Security shall have been created, and all registrations, filings or recordings necessary or desirable to preserve, protect or perfect the enforceability and priority of the Security shall have been completed, all in such form, content and manner as is satisfactory to the Lender;

   (f) the Pledged Securities relating to the German Subsidiaries shall have been registered in the name of, or as directed by, the Lender, all in a form or forms satisfactory to the Lender, and, if requested by the Lender shall have received notarially certified copies of the share registers of each of the German Subsidiaries or such other documents evidencing the registration in the name of, or as directed by the Lender, of the Pledged Securities relating to the German Subsidiaries, in a form satisfactory to the Lender;

   (g) the Lender shall have received copies certified by a senior officer of the Borrower of the Financial Statements of the Borrower, in a form satisfactory to and as the Lender may require, for its most recently completed Financial Year and Financial Quarter for which Financial Statements are available;

   (h) all of the representations and warranties contained in this Agreement and in the Credit Documents shall be correct on and as of the Closing Date as though made on and as of such date and the Borrower shall have delivered a Borrower's Certificate to the Lender to such effect on the Closing Date;

   (i) the Lender shall have received a favourable opinion of counsel to the Borrower (in form and content satisfactory to the Lender) as to such matters as the Lender may reasonably request, including the corporate status and share capital structure of the Borrower, the corporate power and capacity of the Borrower to borrow money and to grant security therefor, the due authorization, execution and delivery of the Credit Documents and the legal, valid and binding nature of the Credit Documents; and

   (j) the Lender shall have received such other documents as it may reasonably request.

     SECTION  6.2     CONDITIONS  PRECEDENT  TO  ALL  ADVANCES.    (1)     The
obligation of the Lender to make an Advance and the right of the Borrower to deliver a Borrowing Notice shall be subject to the condition precedent that on the date of such Advance and after giving effect thereto and to the application of proceeds therefrom: (i) the representations and warranties contained in
Article 7 hereof are true and correct in every material respect on the date of the Advance as if made on and as at such date (except where expressly given only as of a specified date); (ii) no event has occurred and is continuing, or would result from such Advance, which constitutes or would constitute a Default or an Event of Default; (iii) such Advance will not violate any applicable Law; (iv) there shall have been no amendments (other than amendments approved by the Lender) to the Charter Documents of the Borrower or any of the Cybernet Companies, subsequent to those delivered to the Lender pursuant to Section 6.1(a) which are material to the ability of the Borrower to enter into this Agreement and any of the other Credit Documents and to perform its obligations hereunder and thereunder; and (v) the Lender shall have received, if requested, the Borrower's Certificate and such other certificates and documentation as it may reasonably request with respect to the foregoing and opinions from Borrower's counsel updating opinions previously delivered.

     (2) Each of the giving of any Borrowing Notice and acceptance or use by the Borrower of the proceeds of any Advance shall be deemed for all purposes to constitute a reaffirmation by the Borrower that, on the date of such Notice or Advance, as the case may be, and after giving effect thereto and to the application of any proceeds therefrom, the statements set forth in Section 6.2(1) are true and correct.

     SECTION 6.3 SUPPLEMENTAL CONDITIONS PRECEDENT TO THE SECOND TRANCHE. The obligation of the Lender to make the Advance of the Second Tranche is subject to the fulfillment of: (i) the conditions precedent set forth in Sections 6.1 and 6.2; and (ii) the following conditions precedent:

   (a) Michael J. Smith, Eduard Seligman, Roy Zanatta and Greg Elderkin shall have been elected to the board of directors of the Borrower;

   (b) the Lender shall have received the resignations of Hubert Besner and Robert Fratarcangelo as directors of the Borrower; and

   (c) all the Pledged Securities shall have been registered in the name of, or as directed by, the Lender, all in a form or forms satisfactory to the Lender, and the Lender shall have received notarially certified copies of the share registers of each of the Cybernet Companies or such other documents evidencing the registration in the name of, or as directed by the Lender, of all the Pledged Securities, in a form satisfactory to the Lender.

     SECTION 6.4 SUPPLEMENTAL CONDITIONS PRECEDENT TO THE THIRD TRANCHE. The obligation of the Lender to make the Advance of the Third Tranche is subject to the fulfillment of: (i) the conditions precedent set forth in Sections 6.1,
6.2  and  6.3;  and  (ii)  the  following  conditions  precedent:

   (a) the Borrower shall have delivered a detailed restructuring plan in form and content satisfactory to the Lender, as determined in its sole discretion for its current indebtedness; and

   (b) the Borrower's financial condition shall be satisfactory to the Lender, as determined in its sole discretion.

     SECTION 6.5 CONDITIONS SOLELY FOR THE BENEFIT OF THE LENDER. All conditions to the obligations of the Lender to advance the Advances are solely for the benefit of the Lender and no other Person shall have standing to require satisfaction of any condition and no other Person shall be deemed to be a beneficiary of any such condition, any and all of which may be freely waived in whole or in part by the Lender, at any time that it deems it advisable to do so.


                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

     SECTION 7.1 REPRESENTATIONS AND WARRANTIES BY THE BORROWER. The Borrower represents and warrants to the Lender that:

   (a) ORGANIZATION. The Borrower and each of the Cybernet Companies are duly incorporated and organized and are validly existing and in good standing under the laws of their respective jurisdictions;

   (b) CORPORATE POWER. The Borrower has full corporate right, power and authority to enter into and perform its obligations under each of the Credit Documents and the Borrower and each of the Cybernet Companies has full corporate right, power and authority to own and operate its properties and to carry on its respective Business;

   (c) CONFLICT WITH OTHER INSTRUMENTS. The execution and delivery by the Borrower of the Credit Documents and the performance of its Obligations thereunder, including, without limitation, the grant of security over the Pledged Securities and the delivery thereof, and the performance of the terms of the Security Documents, do not and will not: (i) conflict with or result in a breach of any of the terms, conditions or provisions of: (A) its Charter Documents;
        (B) any applicable Law; or (C) any contractual restriction binding on or affecting the Borrower or its properties the breach of which would have a Material Adverse Effect; or (ii) result in, or require or permit: (A) the imposition of any Lien on or with respect to the properties now owned or hereafter acquired by the Borrower; or (B) the acceleration of the maturity of any Debt of the Borrower under any contractual provision binding on or affecting the Borrower which would have a Material Adverse Effect;

   (d) AUTHORIZATION, OFFICIAL BODY APPROVALS. The execution and delivery of each of the Credit Documents and the performance by the Borrower and CID of its respective obligations thereunder has been duly authorized by all necessary action on the part of the Borrower and CID, as applicable, and no Authorization under any applicable Law and no registration, qualification, designation, declaration or filing with any Official Body having jurisdiction over the Borrower or CID is or was necessary therefor;

   (e) EXECUTION OF BINDING OBLIGATION. This Agreement has been duly executed and delivered by the Borrower, and this Agreement constitutes and the remaining Credit Documents, when duly executed by the Borrower pursuant to this Agreement and delivered for value, will constitute, legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject only to: (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law);

   (f) CONSENTS. The Borrower and each of the Cybernet Companies possess all Consents and Authorizations under any applicable Law which are necessary in connection with the operation of their respective Business, the non-possession of which could reasonably be expected to have a Material Adverse Effect. All such Consents and Authorizations are in full force and effect and none of the Borrower or any Cybernet Company is in default in any respect thereunder, which default could have a Material Adverse Effect. No action exists, is pending or threatened which has as its object the revocation, amendment or qualification of any Consent or Authorization;

   (g) NO VIOLATION OF AGREEMENTS. None of the Borrower nor any Cybernet Company is in default under any indenture, mortgage, deed of trust, Agreement or other instrument to which it is a party or by which it or any of its property may be bound, which default could have a Material Adverse Effect;

   (h) NO LITIGATION. Except as disclosed on Schedule 7.1(h), there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, after due enquiry, threatened against or affecting the Borrower or any Cybernet Company (nor, to the knowledge of the Borrower, after due enquiry, any basis therefor) before any Official Body having jurisdiction over the Borrower or any Cybernet Company which purport to or do challenge the validity or propriety of the transactions contemplated by the Credit Documents or the documents, instruments or agreements executed and delivered in connection therewith or related thereto, or which if adversely determined could reasonably be expected to have a Material Adverse Effect;

   (i) NO DEFAULTS. None of the Borrower nor any Cybernet Company is in breach of or in default under: (i) its Charter Documents; (ii) any applicable Law; (iii) any contract or agreement binding on or affecting it or its property or assets (including, without limitation, the Credit Documents); or (iv) any writ, judgment, determination or award binding on it or affecting it where such breach or defect could, in the case of (ii), (iii) or (iv) above, have a Material Adverse Effect;

   (j) INFORMATION DOCUMENTS. The information contained in the Information Documents, including, without limitation, the description of the capital structure of the Borrower and the Cybernet Companies as at the Closing Date, is true and accurate in all material respects and does not contain any untrue statement of a material fact. The Information Documents do not omit to state any fact necessary in order to make any of the information contained in the Information Documents not misleading in all material respects;

   (k) FINANCIAL STATEMENTS. The Financial Statements of the Borrower and each of the balance sheets and related statements of earnings, retained earnings and changes in financial position of the Borrower for a Financial Year or a portion thereof delivered to the Lender pursuant to
        Section 6.1(f) or from time to time in accordance herewith, fairly present the financial position of the Borrower as at such dates and the results of the operations and changes in financial positions of the Borrower for such periods, in accordance with GAAP;

   (l) MATERIAL CHANGES. No changes occurred or are continuing in respect of the financial condition of the Borrower from that set out in the most recently delivered Financial Statements of the Borrower which could have a Material Adverse Effect; and no Law, regulation, rule or policy, or any change therein, has been enacted or proposed prior to the Closing Date which may have a Material Adverse Effect;

   (m) INSOLVENCY. The Borrower and each of the Cybernet Companies are not insolvent as at the date hereof as determined by the statutes applicable to the Borrower and each of the Cybernet Companies;

   (n) TITLE TO PLEDGED SECURITIES. Except as disclosed on Schedule 7.1(h), the Borrower is the sole owner of, and has good and marketable title to the Pledged Securities free and clear of all encumbrances and the Security will constitute a first fixed charge on the Pledged Securities. The Pledged Securities are fully-paid and non-assessable and are not subject to any voting trust, shareholder agreement or voting agreement;

   (o)  NO  AGREEMENTS  TO  PURCHASE.   No  Person  has  any  agreement or right
        capable of becoming an agreement for the purchase of any Pledged Securities;

   (p) OWNERSHIP OF SHARES AND SHARE CAPITAL. The Borrower is the sole owner of all of the outstanding share capital of each of the Cybernet Companies, except BNS which the Borrower owns 27% of the outstanding share capital;

   (q) OPTIONS. Except as disclosed in the Borrower's proxy statement for the March 12, 2002 shareholders' meeting, no Person, firm or corporation has any agreement or any right capable of becoming an agreement for the purchase of any unissued shares or other securities of any Cybernet Company;

   (r) RESTRICTIONS ON DOING BUSINESS. The Cybernet Companies are not subject to any legislation or any judgment, order or requirement of any court or agency which is not of general application to Persons carrying on a business similar to theirs. There are no facts or circumstances which could have a Material Adverse Effect upon the ability of any of the Cybernet Companies to continue to operate its Business, operations and affairs as presently conducted;

   (s) TITLE TO PROPERTY. The property and assets of the Cybernet Companies are owned beneficially by the Cybernet Companies as the beneficial owners thereof with good and marketable title thereto;

   (t) TAXES. All applicable taxes due and payable for which the Borrower and the Cybernet Companies may be liable have been paid, including, without limitation, social security withholding taxes and other withholding taxes, value added taxes, source deductions, goods and services taxes, excise taxes, share transfer taxes, property taxes, duties, levies, assessments and other such charges, including any penalties, interests and fines with respect thereto, payable by the Borrower or the Cybernet Companies to any government or governmental agency, authority, board, bureau or commission, domestic or foreign;

   (u) SHAREHOLDER REPAYMENTS. None of the Cybernet Companies have made any payments or repayments to the Borrower or other Cybernet Companies which are or would be considered to be equity replacing shareholder loans, hidden profit distributions or would result in the Borrower becoming liable to the Cybernet Companies in its capacity as a shareholder;

   (v) ABSENCE OF CHANGES. Since the date of the most recently delivered Financial Statements of the Borrower, each of the Borrower and the Cybernet Companies has carried on its Business, operations and affairs only in the ordinary and normal course consistent with past practice and, without limiting the generality of the foregoing, there has not been:

        (i) any declaration, setting aside or payment of any dividend or other Distribution with respect to any shares in the capital of any of the Cybernet Companies or any direct or indirect redemption, purchase or other acquisition of any such shares; and

        (ii) any issuance or sale by any of the Cybernet Companies, or any contract entered into by any of the Cybernet Companies for the issuance or sale of any shares in the capital of, or securities convertible into, or exercisable for,shares in the capital of the Borrower.


                                    ARTICLE 8
                            COVENANTS OF THE BORROWER

     SECTION 8.1 AFFIRMATIVE COVENANTS. Until the Obligations are paid and satisfied in full and this Agreement has been terminated, the Borrower shall (or, if applicable, shall cause the relevant action to take place), unless the Lender otherwise consents in accordance with the provisions of this Agreement:

   (a) FINANCIAL REPORTING. Deliver to the Lender (except as otherwise provided herein) in reasonable detail the following information prepared in accordance with GAAP and certified by a senior officer of the Borrower as being, to the best of his knowledge after due enquiry, true and correct in all material respects: (i) as soon as available at the end of each Financial Quarter of the Borrower and in any event within 45 days thereafter, for the Borrower, consolidated quarterly Financial Statements, as at the end of such Financial Quarter, for such Financial Quarter, setting forth, in each case in Comparative form, the figures for the previous year's corresponding Financial Quarter and the Financial Year to date, together with any information furnished to the shareholders of the Borrower, including, without limitation, reports, information circulars and proxy statements; (ii) as soon as available and in any event within 90 days after the end of each Financial Year of the Borrower, a copy of the consolidated and unconsolidated audited Financial Statements of the Borrower for the respective Financial Year, together with any Information furnished to the shareholders of the Borrower, including, without limitation, reports, information circulars and proxy statements; and (iii) such other financial statements and information respecting the Borrower as may reasonably be requested by the Lender from time to time;

   (b) ADDITIONAL REPORTING. Deliver to the Lender: (i) promptly upon the Borrower obtaining knowledge of any Default or Event of Default, written notice specifying the nature thereof and the action the Borrower proposes to take or has taken with respect thereto; and (ii) promptly upon the Borrower obtaining knowledge of the commencement thereof, written notice of any litigation, including arbitration, and of any proceedings before any Official Body against the Borrower or any of the Cybernet Companies where the amount involved exceeds euro 100,000;

   (c) CORPORATE EXISTENCE. Preserve and maintain, and cause each of the Cybernet Companies to preserve and maintain, in full force and effect:
        (i) its corporate existence and all qualifications to carry on the Business, including, without limitation, all rights (statutory and other); and (ii) all Consents and Authorizations relating thereto, non-compliance with which could have a Material Adverse Effect;

   (d) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of the Cybernet Companies to comply, with all applicable Laws non-compliance with which could have a Material Adverse Effect;

   (e) PAYMENT OF TAXES AND CLAIMS. Pay and discharge, and cause each of the Cybernet Companies to pay and discharge, before the same shall Become delinquent: (i) all Taxes, assessments and Official Body charges or levies imposed upon or in respect of the Business or any of the Borrower's or any Cybernet Company's assets or properties; and (ii) all lawful claims (including, without limitation, claims for labour, materials, supplies or services) which, if unpaid, might become a Lien upon or in respect of the Business or the Borrower's or any Cybernet Company's assets or properties; except, in each case, any such Tax, assessment, charge, levy or claim which is being contested in good faith by proper proceedings and for which the Borrower or any Cybernet Company, as the case may be, has maintained adequate reserves therefor and no Liens have attached;

   (f) KEEPING OF BOOKS. Keep, and cause each Cybernet Company to keep, proper books of record and account in respect of the Business, in which full and correct entries shall be made of all financial transactions and the assets and operations in respect of the Business in accordance with GAAP;

   (g) VISITATION, INSPECTION, ETC. Permit the Lender or any representative thereof on reasonable notice to visit and inspect the Business, to examine the books and records and to make copies and take extracts therefrom, and to discuss the affairs, finances and accounts in respect of the Business and statutory withholdings, remittances and payments applicable to the Borrower and each Cybernet Company with the officers of the Borrower and each Cybernet Company and to inspect the Business to ensure compliance with all Laws at all such reasonable times during normal office hours and as often as the Lender or any representative thereof may reasonably request;

   (h) NOTICE OF DEFAULT. Promptly notify the Lender in writing of any Default or Event of Default or any default, or event, condition or occurrence which with notice or lapse of time, or both, would constitute a default, under any agreement for borrowed money to which the Borrower or any Cybernet Company is a party and under which the Borrower or any such Cybernet Company owes at least euro 100,000 or the equivalent amount in another currency;

   (i) MAINTAIN TITLE. Maintain, and cause each Cybernet Company to maintain, and, as soon as reasonably practicable, defend and take, and cause each Cybernet Company to defend and take, all action necessary or advisable at any time, and from time to time, to maintain, defend, exercise or renew its respective right, title and interest in and to all of its property and assets;

   (j) USE OF PROCEEDS. Use the proceeds of the Advances made available to it hereunder for the purposes set out in Section 2.1;

   (k) PAY OBLIGATIONS TO LENDER AND PERFORM OTHER COVENANTS. Make, and cause each Cybernet Company to make, full and timely payment of its Obligations hereunder, whether now existing or hereafter arising, and duly comply with the terms and covenants contained in each of the Credit Documents, all at the times and places and in the manner set forth therein after giving effect to all applicable grace periods provided for therein, and at all times take all action necessary to maintain the Liens provided for under or pursuant to this Agreement and the Security Documents as valid and perfected first Liens on the property intended to be covered thereby and supply all information to the Lender which is reasonably necessary for such maintenance;

   (l) NOTICES OF OFFICIAL BODY ACTION. Promptly notify the Lender in writing of any notice of any action by any Official Body or any action, suit, proceeding or investigation (or any basis therefor) pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any Cybernet Company before any Official Body, where the amount involved exceeds euro 100,000 or the equivalent amount in another currency;

   (m) FURTHER ASSURANCES. At its cost and expense, upon request by the Lender, duly execute and deliver, or cause to be duly executed and delivered, to the Lender, such further instruments and do and cause to be done such other acts as may be necessary or proper in the reasonable opinion of the Lender to carry out more effectually the provisions and purposes of this Agreement and the other Credit Documents.

     SECTION 8.2 NEGATIVE COVENANTS. Until the Obligations are paid and satisfied in full and this Agreement has been terminated, the Borrower shall not (or if applicable shall not permit the relevant action to take place), unless the Lender otherwise consents in accordance with the provisions of this
Agreement:

   (a) DEBT. Create, incur, assume or suffer to exist, or cause or allow any Cybernet Company to create, incur, assume or suffer to exist, contingently or otherwise, any debt other than Debt created by this Agreement;

   (b) CHANGE IN NATURE OF BUSINESS. Make or permit to exist, or allow or cause any Cybernet Company to make or permit to exist, any change, condition, event or occurrence in or with respect to the nature of the Business which when taken individually with all other changes, conditions, events or occurrences could reasonably be expected to have a Material Adverse Effect;

   (c) MERGERS, ETC. Without the prior written consent of the Lender, such consent not to be unreasonably withheld, enter into or agree to enter into, or allow, cause or suffer any Cybernet Company to enter into or agree to enter into, any transaction (whether by way of reconstruction, reorganization, consolidation, combination, amalgamation, merger, transfer, sale, lease, modification or otherwise) whereby: (i) all or substantially all of the Borrower's or such Cybernet Company's undertaking, property or assets will become the property of any other Person or the continuing corporation resulting therefrom; (ii) there would be permitted any change in the direct or indirect control of the Borrower or any Cybernet Company; or (iii) the corporate structure of the Borrower or any Cybernet Company would be modified, changed, altered or amended in any manner;

   (d) DISPOSAL OF ASSETS. Sell, exchange, lease, release or abandon or otherwise dispose of, or allow or cause any Subsidiary to sell, exchange, lease, release or abandon or otherwise dispose of, any of its property or assets other than:

        (i) property or assets (including, without limitation, all property and assets which have become unservicable, unnecessary or undesirable in connection with the Business and which are replaced (to the extent that prudent business practice dictates such replacement) with other property which has a similar usefulness to the Business at the time of such replacement) having an aggregate book value (or aggregate value of net proceeds on such disposal) of not more than euro 100,000 based on the greater of net book value or the value determined by the sale, exchange, lease, release or other disposal of such property or asset; and

        (ii) property or assets that are inventory and which are sold, exchanged, leased, released or disposed of in the ordinary course of business.

   (e) DISTRIBUTIONS. Make, allow, cause or suffer any Cybernet Company to make any payment on account of a redemption or a distribution or return of capital (including, without limitation, cash dividends or any repayment of shareholder loans or Distributions) to any shareholder or holder of securities;

   (f) LOANS AND INVESTMENTS. Except as permitted pursuant to the provisions of this Agreement, make, allow, cause or suffer any Cybernet Company to make, other than in the normal course of business and for purposes of carrying on the same, any loans or advances, whether secured or unsecured, to any Person or make or commit to make any capital contributions to or any purchase of any shares or any other equity investments in any other Person, including, without limitation, any business acquisition or hostile take-over bid in respect of any Person;

   (g) BOARD NOMINEES. The board of directors of the Borrower shall not rescind or cancel the resolution of the board approving the nomination of Michael J. Smith, Eduard Seligman, Roy Zanatta and Greg Elderkin for election to serve as directors of the Borrower at the stockholders meeting scheduled for March 12, 2002;

   (h) SUBSIDIARIES. Create, or allow or cause any Cybernet Company to create, any Subsidiaries without the prior written consent of the Lender; and

   (i) AGREEMENTS WITH RELATED PARTIES. Enter into any agreement with any Related Party without the prior written consent of the Lender or allow, cause or suffer any Cybernet Company to enter into, any agreements or arrangements with any Related Party without the prior written approval of the independent directors of such Cybernet Company or permit or suffer any Cybernet Company to enter into, any agreements or arrangements with any Related Party without first receiving an opinion as to the fairness, from a financial point of view, of such transaction to such Cybernet Company issued by an independent U.S. nationally recognized appraisal, accounting or investment banking firm satisfactory to the Lender, provided that the Lender shall be eligible to provide such opinion at the request of the Borrower.


                                    ARTICLE 9
                                EVENTS OF DEFAULT

     SECTION 9.1 EVENTS OF DEFAULT. An Event of Default shall have occurred and be continuing in respect of the Borrower if:

   (a) PAYMENT OF PRINCIPAL. The Borrower shall fail to pay the Outstanding Amount or any portion thereof outstanding hereunder when the same becomes due and payable;

   (b) PAYMENT OF INTEREST, ETC. The Borrower shall fail to pay any Interest hereunder when the same becomes due and payable or the Borrower shall fail to pay any fees or other amounts hereunder when the same becomes due and payable, and in any such case, the failure shall remain unremedied for a period of three Banking Days following notice from the Lender to the Borrower;

   (c) REPRESENTATIONS AND WARRANTIES INCORRECT. Any representation or warranty made by the Borrower herein or in any other Credit Document or any representation, warranty or certification made by the Borrower (or any of its officers) in any certificate or other writing delivered in connection with any of the Credit Documents, or any representation or warranty deemed to be made by the Borrower provided herein or therein, shall prove to have been incorrect in any material respect when made or deemed to be made;

   (d) FAILURE TO PERFORM CERTAIN COVENANTS. The Borrower shall fail, or fail to cause any Cybernet Company, to observe any of the negative covenants or financial covenants contained in the Credit
        Documents including, without limitation, in Section 8.2 of this Agreement;

   (e) FAILURE TO PERFORM OTHER COVENANTS. Except as otherwise provided, the Borrower shall fail to perform or observe any other term, covenant or Agreement contained in any of the Credit Documents and such failure shall remain unremedied for 15 days, if such term, covenant or agreement is reasonably capable of being remedied in such period (or if such failure is not reasonably capable of being remedied within 15 days, the Borrower has not commenced all reasonable steps to remedy the default within such 15 day period and has not diligently pursued such steps until the remedy of such failure has been achieved);

   (f) FAILURE TO PAY DEBTS TO THIRD PARTIES. The Borrower or any Cybernet Company shall fail to pay the principal of or premium or interest on any Debt which is outstanding in an aggregate principal amount in excess of euro 200,000 (or the equivalent amount in any other currency) in respect of the Borrower or such Cybernet Company when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist, and shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of Debt of the Borrower or any Cybernet Company which is outstanding in an aggregate principal amount exceeding euro 100,000 (or the equivalent amount in any other currency);

   (g) EVENT OF BANKRUPTCY. The Borrower or any Cybernet Company shall commit or permit to exist any Event of Bankruptcy in respect of the Borrower or any such Cybernet Company;

   (h) JUDGMENTS. Any judgment or order for the payment of money in excess of euro 100,000 in respect of the Borrower or any Cybernet Company shall be rendered against the Borrower or any Cybernet Company and either: (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

   (i) UNENFORCEABILITY. This Agreement or any Credit Document shall, at any time after execution and delivery, and for any reason (other than in accordance with its respective terms or with the consent of the Lender), cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability of any thereof shall be contested by the Borrower or any other party thereto, or the Borrower or any other such party shall deny that it has any further liability or obligation thereunder;

   (j) CHALLENGE TO SECURITY. Any of the Security shall at any time after the execution and delivery of the relevant Security Document and for any reason (other than with the consent of the Lender) cease to constitute a valid and subsisting Lien in respect of the assets and properties referred to therein or cease to rank in priority or in the manner contemplated herein other than by reason of an act or omission of the Lender;

   (k) CEASING TO CARRY ON BUSINESS. The Borrower or any Cybernet Company shall cease to carry on its Business or any material part of the Business to be conducted by it;

   (l) EXPROPRIATION. All or substantially all of the assets or properties of the Business of the Borrower or any Cybernet Company shall be taken by an Official Body by the exercise of any power of expropriation, condemnation or eminent domain;

   (m) MATERIAL ADVERSE EFFECT. There occurs any change, condition, event or occurrence which, when considered individually or together with all other changes, conditions, events or occurrences could reasonably be expected to have a Material Adverse Effect; or

   (n) CHANGE OF CONTROL. A change of Control occurs with respect to the Borrower or any Cybernet Company by contractual or other means,

then, other than as specifically provided herein, in any such event, the Lender may by notice to the Borrower: (i) cancel all the obligations of the Lender in respect of the Commitment (whereupon no further Advances may be made and any Borrowing Notice or request made with respect to an Advance occurring on or after the date of such Notice or request shall cease to have effect); (ii) declare the Obligations under the Agreement to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; and (iii) take all steps and proceedings as, in the opinion of the Lender or the Security Agent are necessary or desirable to preserve or protect the Security, including, without limitation, steps or proceedings to cure defaults or advance monies for the purposes of preserving the Business. Upon the occurrence of any event described in Section 9.1(g) above, the Outstanding Amount and all Interest, fees and other amounts due to the Lender hereunder shall thereupon become and be forthwith due and payable without declaration, presentment, demand, protest or notice of any kind, all of which are expressly waived by the Borrower.

     SECTION 9.2 CURE OF DEFAULT. The Lender and the Security Agent shall have the right, but shall not be obligated, from time to time while a Default or Event of Default shall have occurred and remain continuing, to take in its name or in the name of the Borrower or otherwise such action as it shall consider necessary or desirable to cure or rectify such Default or Event of Default and, in so doing, the Lender and the Security Agent shall not incur any liability to the Borrower if any such action taken by the Lender or the Security Agent on the Borrower's behalf shall prove to be in whole or in part inadequate or invalid and the Borrower shall indemnify and hold the Lender and the Security Agent harmless from and against any loss, costs, liability or expense (including, without limitation, reasonable fees on a solicitor and a solicitor's own client basis and disbursements of counsel) paid, suffered or incurred by the Lender and the Security Agent in connection therewith or arising therefrom.


                                   ARTICLE 10
                                 SECURITY AGENT

     SECTION 10.1 APPOINTMENT. The Lender hereby irrevocably appoints the Security Agent to act as its agent and trustee under the Security Documents to which the Security Agent is a party and authorizes the Security Agent to take such action on its behalf and to exercise and enforce such rights, powers and discretions as are expressly or by implication delegated to the Security Agent by the terms thereof and such rights, powers and discretions as are reasonably incidental thereto.

     SECTION 10.2 CHANGE OF SECURITY AGENT. The Security Agent may resign at any time by giving not less than 30 days prior written notice to the Lender and the Borrower. The Lender shall have the right to appoint a successor security agent, but if it does not do so within the 30 day notice period, the Security Agent may do so on its behalf. The resignation of the Security Agent shall not take effect until a successor security agent has been appointed. Upon such appointment, the successor security agent shall succeed to and become vested with all of the rights, powers, discretions and duties of the retiring Security Agent.

     SECTION 10.3 AGENCY. In respect of its duties and functions hereunder and under the Security Documents the Security Agent shall be considered to be acting solely as an agent of the Lender in an administrative capacity only.

     SECTION  10.4     DUTIES  OF  SECURITY  AGENT.  The  Security  Agent shall:

   (a) promptly account to the Lender for all payments received by it from the Borrower or otherwise in connection with the Credit Facility and in connection with the provisions of this Agreement;

   (b) promptly inform the Lender of the contents of any document which it receives in respect of the Credit Facility which it considers to be material and of any Event of Default of which it has actual knowledge; and

   (c) take or refrain from taking any action in accordance with the lawful and proper instructions of the Lender.

     SECTION  10.5     SECURITY  AGENT  PERFORMANCE.  The  Security  Agent  may:

   (a) perform any of its duties and functions hereunder through its directors, officers, employees or agents;

   (b) engage and pay for the advice or services of lawyers, accountants or other experts and professional advisors as it considers necessary or desirable and rely and act upon such advice;

   (c) refrain from exercising any of its rights, powers and discretions unless and until instructed by the Lender; and

   (d) assume that no Event of Default or prospective Event of Default has occurred and that no party is in breach of its obligations under this Agreement or any of the Security Documents unless it has actual knowledge to the contrary.

     SECTION 10.6 TRUSTEE. The Security Agent shall hold its interest in the Security Documents as trustee for and on behalf of and for the benefit of the Lender.


                                   ARTICLE 11
                                   ASSIGNMENTS

     SECTION 11.1 (1) The Borrower acknowledges that the Lender may, from time to time, sell and assign all or any portion of the Advances and extensions of credit made and to be made to the Borrower hereunder at such times and upon such terms as it may determine, without any obligation to obtain any consent from the Borrower or any other Person.

     (2) The Borrower authorizes the Lender to disclose to any such purchasing lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower prior to entering into this Agreement, provided that such Transferee agrees to hold such information in confidence in the ordinary course of its business.

     SECTION 11.2 The Lender shall have the right at any time to assign to one or more Persons, commercial finance lenders or other financial institutions all or a portion of its rights and obligations under this Agreement. Upon execution of an assignment and transfer agreement (a) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of the Lender hereunder, and (b) the Lender shall, to the extent that its rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement. The Borrower shall, if necessary, execute any documents reasonably required to effectuate the assignments.

                                   ARTICLE 12
                                  MISCELLANEOUS

     SECTION 12.1 RECORDS. The unpaid amount of the Credit Facility and the unpaid Interest accrued thereon shall at all times be ascertained from the books and records of the Lender, which shall be conclusive absent manifest error, fraud, dishonesty or improper conduct, and a certificate of any officer of the Lender as to such records shall be conclusive evidence of such records.

     SECTION 12.2 BROKERAGE. The Lender represents that it has not engaged any broker in connection with this Agreement. The Lender shall not be liable in any way for the payment of any brokerage fees or commissions to any broker or other Person entitled or claiming to be entitled to same in connection herewith and the transactions contemplated hereby, and the Borrower by acceptance hereof agrees to hold the Lender harmless from all claims for brokerage fees or commissions which may be made in connection with the transactions contemplated hereby.

     SECTION 12.3 NOTICES, ETC. (1) Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by facsimile or similar means of recorded communication or hand delivery, and shall be effective when hand delivered or, in the case of facsimile or similar means of recorded communication, when received. All such notices shall be given to a party at its address given on the signature page of this Agreement, or in accordance with any unrevoked written direction from such party to the other party in accordance with this Section 12.3(1).

     (2) Except as otherwise provided hereunder, all deliveries of Financial Statements and other documents to be made by the Borrower to the Lender hereunder shall be made by making delivery of such Financial Statements and documents directly to the Lender at its address set out on the signature pages of this Agreement, or to such other address as the Lender may from time to time notify to the Borrower. All such deliveries shall be effective only upon actual receipt.

     SECTION  12.4     REIMBURSEMENT  FOR  CERTAIN  EXPENSES.     (1)     The
Borrower shall pay or cause to be paid and shall indemnify and save the Lender and the Security Agent harmless against liability for the payment of all reasonable out-of-pocket expenses, including, without limitation:

   (a) counsel, assessment or compliance review fees and disbursements (including legal fees and disbursements on a solicitor and a solicitor's own client basis) incurred by the Lender or the Security Agent in connection with: (i) the development, preparation, execution and interpretation of this Agreement and the other Credit Documents or any agreement or instrument contemplated hereby or thereby; (ii) on-site inspections by the Lender or the Security Agent or its representatives required in connection with the enforcement of the Credit Documents; (iii) advice of counsel to the Lender and the Security Agent with respect to the administration of the Credit Facility, the Credit Documents or any transaction contemplated hereunder or thereunder; (iv) the enforcement or preservation of rights under or the refinancing, renegotiation or restructuring of the Obligations under this Agreement or any obligations under the other Credit Documents or any agreement or instrument contemplated hereby or thereby; (v) stamp taxes and custodian fees incurred and chargeable in connection with the Pledged
        Securities if charged to the Lender or the

Security Agent by a third party; or (vi) any requested amendments, waivers or consents pursuant to the provisions hereof or of the other Credit Documents, including such expenses as may be incurred by the Lender or the Security Agent in the collection of the Obligations or any litigation, proceeding, dispute or so-called "work-out" in any way relating to the Obligations or the Credit Documents; and

   (b) all such expenses in connection with: (i) the Borrower's failure to complete the Credit Facility or to make any payment, repayment or prepayment on the date required hereunder or specified by it in any notice given hereunder; (ii) the Borrower's failure to pay any amount including, without limitation, any Interest or fees, due under any Credit Document on its due date; or (iii) the Borrower's failure to give any notice required to be given by it to the Lender hereunder.

The obligations of the Borrower under Section 11.4 shall survive the making of the Advances and the payment and satisfaction of the indebtedness and liability of the Borrower to the Lender pursuant to this Agreement.

     (2) The Lender and the Security Agent shall be reimbursed on the Closing Date for legal fees and disbursements incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Credit Documents to the Closing Date.

     SECTION 12.5 NO WAIVER; REMEDIES. No failure on the part of the Lender, the Security Agent or the Borrower to exercise, and no delay in exercising, any right under any of the Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any of the Credit Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

     SECTION 12.6 CONFIDENTIALITY. Subject to the next following sentence, the Lender agrees to use reasonable efforts to ensure that any Financial Statement or other information relating to the Business, properties or condition, financial or otherwise, of the Borrower or the Cybernet Companies which may be delivered to the Lender pursuant to this Agreement which is not publicly filed, distributed to shareholders of the Borrower or otherwise made available to the public generally (and which is not independently known to the Lender) will, to the extent permitted by Law, be treated confidentially by the Lender and will not, except as provided for herein or with the consent of the Borrower, be distributed or otherwise made available by the Lender to any Person other than the Lender's employees, authorized agents, counsel or representatives, who shall be made aware of the confidential nature of such information. The Lender is hereby authorized to deliver a copy of any Information Document, Financial
Statements or any other information relating to the Business, operations, or financial condition of the Borrower and its Subsidiaries which may be furnished to it under this Agreement or otherwise to: (i) any Official Body having jurisdiction over the Lender, if required by such Official Body; (ii) any Subsidiary or Affiliate of the Lender to whom such information needs to be disclosed by reason of internal credit policy or for any other proper reason directly related to the advancement of the intents and purposes of this Agreement; and (iii) any proposed assignee hereunder. Any such Official Body, Subsidiary or Affiliate or assignee to whom such information is disclosed shall be made aware of the confidential nature of such information.

     SECTION  12.7     TAXES,  COSTS,  ETC.     (1)     All  payments  by  the
Borrower under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for, Taxes unless such Taxes are required by Law to be deducted or withheld. If the Borrower shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable under this Agreement or the other Credit Documents: (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings applicable to additional amounts paid under this Section) the Lender receives an amount equal to the sum they would have received if no deduction or withholding had been made; (ii) the Borrower shall make such deductions or withholdings; and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable Law.

     (2) The Borrower shall pay all Taxes which arise from any payment made under any of the Credit Documents or from the execution, delivery or registration of, or otherwise in respect to, any of the Credit Documents.

     (3) The Borrower shall indemnify and save harmless the Lender for the full amount of Taxes levied by any jurisdiction on, or in relation to, any sum received or receivable hereunder by the Lender (other than income or capital taxes). Payment under this indemnification shall be made within 30 days from the date the Lender makes written demand therefor. A certificate as to the amount of such Taxes submitted to the Borrower by the Lender shall be conclusive evidence, absent manifest error, of the amount due from the Borrower to the Lender.

     (4) Without prejudice to the survival of any other agreement or obligations of the Borrower hereunder, the obligations of the Borrower under this Section shall survive the payment in full of the Outstanding Amount and Interest thereon.

     SECTION 12.8 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default the Lender shall have the right, at any time and from time to time, to the fullest extent permitted by Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower, against any and all of the obligations of the Borrower now or hereafter existing under any of the Credit Documents, irrespective of whether or not the Lender shall have made any demand under any of the Credit Documents and although such obligations may be unmatured. The Lender agrees to promptly notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     SECTION 12.9 JUDGMENT CURRENCY. (1) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder to the Lender from the Original Currency into the Judgment Currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase the Original Currency with the Judgment Currency on the Banking Day preceding that on which final judgment is paid or satisfied.

     (2) The obligations of the Borrower in respect of any sum due in the Original Currency from it to the Lender under any of the Credit Documents shall, notwithstanding any judgment in any Judgment Currency, be discharged only to the extent that on the Banking Day following receipt by the Lender of any sum adjudged to be so due in such Judgment Currency, the Lender may in accordance with normal banking procedures purchase the Original Currency with such Judgment Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender in the Original Currency, the Lender agrees to remit such excess to the Borrower.

     SECTION 12.10 GOVERNING LAW. The Credit Documents shall be governed by, and construed in accordance with, the laws of the Province of British Columbia, Canada applicable therein and shall be treated in all respects as British Columbia contract without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     SECTION 12.11 CONSENT TO JURISDICTION. (1) The Borrower hereby irrevocably submits to the jurisdiction of any British Columbia court sitting in Vancouver, in any action or proceeding arising out of or relating to this Agreement, or any other Credit Document, and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Vancouver court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. The parties agree that any such action or proceeding shall be conducted in the English language.

     (2) Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by Law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

     SECTION 12.12 SUCCESSORS AND ASSIGNS. (1) This Agreement shall become effective when it is executed by the parties and thereafter shall be binding upon and enure to the benefit of the parties, and their respective successors and permitted assigns.

     (2) The Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender, which consent may be arbitrarily withheld.

     (3) The Lender may pledge its interests in the Credit Documents in the ordinary course of its business including to any Official Body.

     SECTION 12.13 SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     SECTION 12.14 PRIOR UNDERSTANDINGS. This Agreement and the Credit Documents supersede all prior understandings and agreements, whether written or oral, and constitute the entire agreement among the parties hereto relating to the transactions provided for herein.

     SECTION  12.15     TIME  OF  ESSENCE.  Time shall be of the essence hereof.

     SECTION 12.16 COUNTERPARTS. This Agreement may be executed in counterparts and by facsimile and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       THE  BORROWER
                                       -------------

                                       CYBERNET  INTERNET  SERVICES
Stefan-George-Ring  19-23              INTERNATIONAL,  INC.
81929
Munich,  Germany                       Per:----------------------------
                                           Authorized  Signing  Officer

Tel:  49  (89)  9  93  15  180         Per:----------------------------
Fax:  49  (89)  9  93  15  324             Authorized  Signing  Officer

                                       THE  LENDER
                                       -----------

c/o 1000 - 925 West Georgia Street     MFC  MERCHANT  BANK  S.A.
Vancouver,  British  Columbia
Canada  V6C  3L2                       Per:----------------------------
                                           Authorized  Signing  Officer

Tel:  (604)  662-8808                  Per:----------------------------
Fax:  (604)  669-8803                      Authorized  Signing  Officer

                                       SECURITY  AGENT
                                       ---------------

c/o 1000 - 925 West Georgia Street     636892  B.C.  LTD.
Vancouver,  British  Columbia
Canada  V6C  3L2                       Per:----------------------------
                                           Authorized  Signing  Officer

Tel:  (604)  662-8808                  Per:----------------------------
Fax:  (604)  669-8803                      Authorized  Signing  Officer

                                   SCHEDULE A

                                BORROWING NOTICE


To:     MFC  MERCHANT  BANK  S.A.  (the  "Lender")

     The undersigned, Cybernet Internet Services International, Inc. (the "Borrower"), refers to the Credit Facility Agreement dated for reference March 12, 2002 (the "Credit Facility Agreement", the terms defined therein being used herein as therein defined) between the Lender, the Security Agent and the Borrower, and hereby gives you notice pursuant to Section 3.2 of the Credit Facility Agreement that the Borrower hereby requests an Advance under the Credit Facility Agreement, and, in that connection, sets forth below the information relating to such Advance as required by Section 3.2 of the Credit Facility
Agreement:

   (a)  The  date  of  the  Advance,  being  a  Banking  Day,  is  *;

   (b)  The  aggregate  amount  of  the  Advance  is  *;  and

   (c)  The  Outstanding  Amount  is  *.

Dated:  *

                                  Yours  truly,

                                  CYBERNET  INTERNET  SERVICES
                                  INTERNATIONAL,  INC.


                                  Per:  --------------------------------
                                        Authorized  Signing  Officer

                                  Per:  --------------------------------
                                        Authorized  Signing  Officer

                                   SCHEDULE B

                             BORROWER'S CERTIFICATE

                             CERTIFICATE OF OFFICER
                                       OF
                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.



TO:  MFC  MERCHANT  BANK  S.A.,  as  lender
     636892  B.C.  LTD.,  as  security  agent


RE: Credit Facility Agreement (as the same may be amended, extended or replaced from time to time, the "Credit Facility Agreement") dated for reference March 12, 2002 between MFC Merchant Bank S.A. as lender, 636892 B.C. Ltd., as security agent, and Cybernet Internet
     Services  International,  Inc.  (the "Corporation"),  as  borrower


Capitalized  terms  used  in  this  Certificate, which are defined in the Credit
Facility Agreement but are not otherwise defined herein, have the meanings ascribed to such terms in the Credit Facility Agreement.


          I,  Andreas  Eder,  HEREBY  CERTIFY  that:

1. I am the President and Chief Executive Officer of the Corporation and CID and as such have personal knowledge of the matters hereinafter stated.

2. I have made or caused to be made such examinations or investigations as are, in my opinion, reasonably necessary to make the statements set out herein including, without limitation, the examinations described in this Certificate, and I have furnished this Certificate with the intent that it may be relied upon by the Lender as a basis for the consummation of the transactions contemplated by the Credit Facility Agreement.


REPRESENTATIONS,  WARRANTIES  AND  COVENANTS

3. The representations and warranties set out in the Credit Facility Agreement and in any of the Credit Documents to which the Corporation is a party are true and correct in all respects as at the date hereof.

4. The Corporation is not as at the date hereof in breach of any of the covenants contained in the Credit Facility Agreement or in any of the Credit
Documents  to  which  the  Corporation  is  a  party.

EVENTS  OF  DEFAULT

5. There exists no Default and no Event of Default has occurred or is continuing as at the date hereof.


INCUMBENCY

6. The persons referred to below are the director(s) and officer(s) of the Corporation and are duly elected or appointed to the office(s) of the Corporation as set out opposite his/her name and, where a signature appears opposite such name, such signature is his/her true signature.


Name              Office                                  Signature
----              ------                                  ---------
Andreas  Eder     President and Chief Executive Officer   ----------------------
Paulo  di  Fraia  Chief Financial Officer                 ----------------------

SOLVENCY

7. I have reviewed the relevant provisions of the statutes applicable to the Corporation.

8. Upon the enquiries, calculations and considerations referred to in paragraphs 2 and 7 above, I have concluded that:

   (a) at the time of entering into the transactions contemplated by the Credit Facility Agreement and the granting of any security in connection therewith, the Corporation is not insolvent, and the entering into the transactions contemplated by the Credit Facility Agreement and the granting of any security in connection therewith will not render the Corporation insolvent;

   (b) there exists no Event of Bankruptcy which has occurred in respect of the Corporation which is continuing as at the date hereof;

   (c) there are reasonable grounds for believing, and the director(s) of the Corporation are of the opinion, that entering into the Credit Facility Agreement and consummating the transactions contemplated thereby is in the best interest of the Corporation; and

   (d) the Corporation is not prohibited under Law or otherwise, including, without limitation, under any shareholders' agreement, if any, relating to the Corporation, from borrowing any sum or sums of money, granting any security in connection therewith or entering into the Credit Facility Agreement and consummating the transactions contemplated thereby.


DATED  as  of  the         day  of              , 2002.
                   -------         -------------


-----------------------------------------
ANDREAS  EDER
President  and  Chief  Executive  Officer

                                   SCHEDULE C


                               PLEDGED SECURITIES




                                                                           NUMBER AND/OR
PLEDGOR                                                             DESCRIPTION OF SHARE CAPITAL
----------------------------------------------  --------------------------------------------------------------------

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  All of the issued and outstanding share capital and/or capital stock

Cybernet Internet Services International, Inc.  27% of the issued and outstanding share capital and/or capital stock



PLEDGOR                                                          COMPANY NAME
----------------------------------------------  ----------------------------------------------

Cybernet Internet Services International, Inc.  Vianet Telekommunikations AG,  Austria

Cybernet Internet Services International, Inc.  Novento Telecom AG, Germany

Cybernet Internet Services International, Inc.  Cybernet Schweiz AG, Switzerland

Cybernet Internet Services International, Inc.  Cybernet Sagl (GmbH) Lugano, Switzerland

Cybernet Internet Services International, Inc.  Cybernet Internet Dienstleistungen AG, Germany

Cybernet Internet Services International, Inc.  Multicall Telefonmarketing AG, Germany

Cybernet Internet Services International, Inc.  Cybernet Italia S.p.A., Italy

Cybernet Internet Services International, Inc.  B&N Software AG, Germany

                                   SCHEDULE D

                                 PROMISSORY NOTE

                                     *, 2002

PRINCIPAL  AMOUNT:  EURO *

FOR VALUE RECEIVED, the undersigned CYBERNET INTERNET SERVICES INTERNATIONAL, INC. (the "Borrower"), of Stefan-George-Ring 19-23, 81929 Munich, Germany, hereby promises to pay to MFC MERCHANT BANK S.A. (the "Lender"), of Cours de Rive 6, Case Postale, CH-1211, Geneva 11 or at such address or at such other place as the Lender may from time to time designate by written notice to the Borrower, on *, 2003, the principal amount of * EUROS, together with Interest thereon calculated and payable upon the terms set out in that certain credit facility agreement made between the Borrower and the Lender dated for reference March 12, 2002, as the same may be amended, extended or replaced from time to time (the "Credit Facility Agreement").

Terms used as defined terms herein and not otherwise defined have the meanings set out in the Credit Facility Agreement.

THIS NOTE shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada without giving effect to the applicable principles of conflicts of law to the extent that the applications of the laws of another jurisdiction would be required thereby. The Borrower hereby irrevocably submits to the jurisdiction of any British Columbia court sitting in Vancouver, and any action or proceeding arising out of or relating to this promissory note. The parties agree that any such action or proceeding shall be conducted in the English language.

PRESENTMENT for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.


CYBERNET  INTERNET  SERVICES
INTERNATIONAL,  INC.

By:-------------------------

Name:-----------------------

Title:----------------------                                 c/s

                                   SCHEDULE E

                                 SCHEDULE 7.1(H)

                                   LITIGATION


1. In 1998, the Borrower acquired Vianet through an exchange of 100% of the outstanding shares of the stock of Vianet shares for shares of the Borrower. In connection with the acquisition, Tristan Libischer exchanged 50% of the outstanding shares of Vianet for shares of the Borrower. Mr. Libischer has threatened to assert that the Vianet acquisition agreement is voidable and that his Vianet shares should be returned to him. No action has been filed in any court. The Borrower believes that Mr. Libischer's claim is entirely without merit.

2. In 1997, Andreas Eder, Borrower's Chief Executive Officer, granted to David Morton and Todd Ferguson options to purchase differing number of shares of Borrower's common stock owned by Mr. Eder. The options were granted in order to induce Messrs. Morton and Ferguson to join and remain with the Borrower in key technical positions. Upon exercise of their options, Messrs. Morton and Ferguson demanded that Mr. Eder deliver shares of Borrower's stock that are freely tradeable under United States securities laws. Under the applicable securities laws, Mr. Eder could not legally comply with those demands. Mr. Ferguson filed suit in Germany with regard to 75% of his options. On February 21, 2002, the German court awarded Mr. Ferguson Euro 314,444.50 and costs of approximately Euro 44,500. Mr. Eder intends to appeal this judgment. To date, Mr. Morton has not filed suit nor has Mr. Ferguson filed suit with regard to his remaining options.

    The Borrower has agreed to indemnify Mr. Eder against any loss that may be incurred as a result of any claim by Messrs. Morton and Ferguson relating to the above matter.

                                   SCHEDULE F

                                 SCHEDULE 7.1(N)

                           TITLE TO PLEDGED SECURITIES

The Borrower is subject to a Shareholders' Agreement dated August 17, 2000 among the Borrower and certain other shareholders of B&N Software AG (the
"Shareholders  Agreement").  Section  III(1)  of  the  Shareholders  Agreement
 -----------------------
provides that dispositions of shares of B&N Software AG be approved by Cybernet and two other named shareholders (Mr. George Kiefer and Mrs. Annemarie Kiefer). In addition, certain shareholders (namely, Mr. Uwe Neben, Mr. Eckhard Neben, Mr. Axel Bernigshausen) may object to a disposition by Cybernet for cause, such as where Cybernet intends to sell its shares to a competitor of B&N Software AG or where a stock exchange listing is substantially impaired. A copy of the Shareholders Agreement has been provided to the Lender.

                                   SCHEDULE D

                               DI FRAIA AMENDMENT

                              TERMINATION AGREEMENT

between

PAOLO  DI  FRAIA,
145  Boulevard  Serurier
F  -  75019  Paris,  France


                                       - hereinafter referred to as "EMPLOYEE" -


and


CYBERNET  INTERNET  SERVICES  INTERNATIONAL,  INC.,
Stefan-George-Ring  19-23,  D-81929  Munich


                                       - hereinafter referred to as "CYBERNET" -


This Termination Agreement (the "Agreement") is entered into this 12th day of March, 2002 by and between the Employee and Cybernet.

                                     SEC. 1
                     TERMINATION OF THE EMPLOYMENT AGREEMENT

The employment agreement between the Employee and Cybernet, as amended, (the "Employment Agreement") shall be terminated effective September 15, 2002 unless terminated earlier by written notice of 30 days (the "Termination Date").

                                     SEC. 2
               RESIGNATION AS DIRECTOR AND OFFICER OF SUBSIDIARIES

The Employee shall resign as Director and/or Officer, as the case may be, of the following subsidiaries of Cybernet on or before the Termination Date:

                 Cybernet Internet Dienstleistungen AG, Germany
                           Novento Telecom AG, Germany
                     Multicall Telefonmarketing AG, Germany
                     Cybernet Network Services GmbH, Germany
                              Opennet GmbH, Germany
                  Cybernet Internet Beteiligungs GmbH, Germany
                      Vianet Telekommunikations AG, Austria
                          Cybernet Italia S.p.A., Italy
                              Eclipse S.p.A., Italy
                        Cybernet Schweiz AG, Switzerland
                   Sunweb Internet Services GmbH, Switzerland
                           Cybernet Srgl, Switzerland

                                     SEC. 3
                         CONTINUED REMUNERATION PAYMENTS

The Employee shall be entitled to continued remuneration under the Employment Agreement in the gross amount of 12'784 per month until the Termination Date, due and payable at the end of each month, unless otherwise earlier terminated by Cybernet for cause.

                                     SEC. 4
                                SEVERANCE PAYMENT

As severance payment for not realized income after the Termination Date, the Employee shall receive, subject to the specified conditions, the following amounts, due and payable as follows:

1.     Cybernet  shall  pay  the  Employee   82.500  on  the  signing  hereof.

2. If Telehouse Deutschland GmbH completes the sale and transfer agreement under the option agreement as described in the Form 8-K filed by Cybernet with the U.S. Securities and Exchange Commission on January 30, 2002, then within 15 days of closing, Cybernet will pay to the Employee 205,000.
3. Cybernet shall pay the Employee 82.500 on the Termination Date, provided that the Employee was not terminated for cause.

The entire severance payment is subject to any applicable tax and social security withholdings.

                                     SEC. 5
                                  STOCK OPTIONS

The Employee is only entitled to options to purchase 240'000 shares of common stock of Cybernet as specified in EXHIBIT 1. For these options, the provisions of the Cybernet 1998 Stock Incentive Plan shall continue to apply accordingly.

                                     SEC. 6
                        TRANSFER OF ALL BUSINESS MATTERS

The Employee will transfer all business matters belonging to his sphere of duties to the Board of Directors of Cybernet on or before the Termination Date.

                                      SEC.7
                           RETURN OF COMPANY PROPERTY

The Employee shall return on or before the Termination Date, all property belonging to Cybernet or its subsidiaries, including but not limited to company car, cell phone, laptop, keys, documents and data, as well as all other company items that contain or might reveal business secrets of Cybernet or its subsidiaries. Furthermore, the Employee shall not make or retain any copies or other duplicates of the above-mentioned documents and data.

                                     SEC. 8
                                 CONFIDENTIALITY

The Employee shall, following the termination of the Employment Agreement up to an indefinite period of time, observe secrecy and confidentiality with regard to all business and operational secrets of Cybernet and its subsidiaries.

                                     SEC. 9
                   NON-SOLICITATION OF EMPLOYEES AND CUSTOMERS

Within two years after the Termination Date the Employee will not, directly or indirectly, either individually or on behalf of any other person or entity (i) solicit customers, suppliers, or other business relations of Cybernet or its subsidiaries for the purpose of interfering with or encouraging them to terminate their relationship with Cybernet or its subsidiaries, or (ii) encourage other employees of Cybernet or its subsidiaries to terminate their employment with Cybernet or its subsidiaries.

                                     SEC. 10
                            SETTLEMENT OF ALL CLAIMS

By the consummation of this Agreement any and all claims of (i) the Employee against Cybernet and its subsidiaries or (ii) Cybernet or its subsidiaries against the Employee arising from or relating to the Employment Agreement shall be finally settled except as provided (i) herein, (ii) in the Mutual Release as of today entered into by and between Cybernet, the Employee and various other parties, or (iii) in any other release and indemnity arrangement or settlement agreement.

                                     SEC. 11
                                  MISCELLANEOUS

1. Should any provision of this Agreement or any provision to be incorporated in future be or become invalid or unenforceable, the validity of the balance of this Agreement shall not be affected thereby. The same applies if this Agreement contains any omissions. In lieu of the invalid or unenforceable provision or in order to complete any omission, a fair provision shall apply which to the extent legally permissible comes as close as possible to what the parties hereto had intended or would have intended according to the spirit and purpose of this Agreement if they had considered the matter at the time this Agreement was executed. The same applies if the provision is invalid because of the stipulated scope or time period.

2. This Agreement shall be governed exclusively by German law and construed in accordance with the laws of the Federal Republic of Germany.

3. The regional court of Munich, Germany, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement.

4.     Any  amendment  or  supplement  to  this  Agreement  must  be in writing.


-----------------------------      ------------------------------
Employee                           Cybernet  Internet  Services
Paolo  di  Fraia                   International,  Inc.

EXHIBIT  1     STOCK  OPTION  TABLE


[                                  [TABLE OMITTED]
]

                                   SCHEDULE E

                                 EDER AMENDMENT

                              TERMINATION AGREEMENT

between

ANDREAS  EDER,
Max-Emanuel-Str.  25,  D-82319  Starnberg

                                       - hereinafter referred to as "EMPLOYEE" -

and

CYBERNET  INTERNET  SERVICES  INTERNATIONAL,  INC.,
Stefan-George-Ring  19-23,  D-81929  Munich


                                       - hereinafter referred to as "CYBERNET" -

This Termination Agreement (the "Agreement") is entered into this 12th day of March, 2002 by and between the Employee and Cybernet.


                                     SEC. 1
                     TERMINATION OF THE EMPLOYMENT AGREEMENT

The employment agreement between the Employee and Cybernet, as amended, (the "Employment Agreement") shall be terminated effective September 15, 2002 unless terminated earlier by written notice of 30 days (the "Termination Date").

                                     SEC. 2
               RESIGNATION AS DIRECTOR AND OFFICER OF SUBSIDIARIES

The Employee shall resign as Director and/or Officer, as the case may be, of the following subsidiaries of Cybernet on or before the Termination Date:

                 Cybernet Internet Dienstleistungen AG, Germany
                           Novento Telecom AG, Germany
                     Multicall Telefonmarketing AG, Germany
                     Cybernet Network Services GmbH, Germany
                              Opennet GmbH, Germany
                  Cybernet Internet Beteiligungs GmbH, Germany
                      Vianet Telekommunikations AG, Austria
                          Cybernet Italia S.p.A., Italy
                              Eclipse S.p.A., Italy
                        Cybernet Schweiz AG, Switzerland
                   Sunweb Internet Services GmbH, Switzerland
                           Cybernet Srgl, Switzerland

                                     SEC. 3
                         CONTINUED REMUNERATION PAYMENTS

The Employee shall be entitled to continued remuneration under the Employment Agreement in the gross amount of 14.913 (Euro fourteen thousand nine hundred thirteen) per month until the Termination Date, due and payable at the end of each month, unless otherwise earlier terminated by Cybernet for cause.

                                     SEC. 4
                                SEVERANCE PAYMENT

As severance payment for not realized income after the Termination Date, the Employee shall receive, subject to the specified conditions, the following amounts, due and payable as follows:

1.     Cybernet  shall  pay  the  Employee   115.000  on  the  signing  hereof.
2. If Telehouse Deutschland GmbH completes the sale and transfer agreement under the option agreement as described in the Form 8-K filed by Cybernet with the U.S. Securities and Exchange Commission on January 30, 2002, then within 15 days of closing, Cybernet will pay to the Employee 287,000.
3. Cybernet shall pay the Employee 115.000 on the Termination Date, provided that the Employee was not terminated for cause.

The entire severance payment is subject to any applicable tax and social security withholdings.

                                     SEC. 5
                                  STOCK OPTIONS

The Employee is only entitled to options to purchase 310.000 shares of common stock of Cybernet as specified in EXHIBIT 1. For these options, the provisions of the Cybernet 1998 Stock Incentive Plan shall continue to apply accordingly.

                                     SEC. 6
                        TRANSFER OF ALL BUSINESS MATTERS

The Employee will transfer all business matters belonging to his sphere of duties to the Board of Directors of Cybernet on or before the Termination Date.

                                      SEC.7
                           RETURN OF COMPANY PROPERTY

The Employee shall return on or before the Termination Date, all property belonging to Cybernet or its subsidiaries, including but not limited to company car, cell phone, laptop, keys, documents and data, as well as all other company items that contain or might reveal business secrets of Cybernet or its subsidiaries. Furthermore, the Employee shall not make or retain any copies or other duplicates of the above-mentioned documents and data.

                                     SEC. 8
                                 CONFIDENTIALITY

The Employee shall, following the termination of the Employment Agreement up to an indefinite period of time, observe secrecy and confidentiality with regard to all business and operational secrets of Cybernet and its subsidiaries.

                                     SEC. 9
                   NON-SOLICITATION OF EMPLOYEES AND CUSTOMERS

Within two years after the Termination Date the Employee will not, directly or indirectly, either individually or on behalf of any other person or entity (i) solicit customers, suppliers, or other business relations of Cybernet or its subsidiaries for the purpose of interfering with or encouraging them to terminate their relationship with Cybernet or its subsidiaries, or (ii) encourage other employees of Cybernet or its subsidiaries to terminate their employment with Cybernet or its subsidiaries.

                                     SEC. 10
                            SETTLEMENT OF ALL CLAIMS

By the consummation of this Agreement any and all claims of (i) the Employee against Cybernet and its subsidiaries or (ii) Cybernet or its subsidiaries against the Employee arising from or relating to the Employment Agreement shall be finally settled except as provided (i) herein, (ii) in the Mutual Release as of today entered into by and between Cybernet, the Employee and various other parties, or (iii) in any other release and indemnity arrangement or settlement agreement.

                                     SEC. 11
                                  MISCELLANEOUS

1. Should any provision of this Agreement or any provision to be incorporated in future be or become invalid or unenforceable, the validity of the balance of this Agreement shall not be affected thereby. The same applies if this Agreement contains any omissions. In lieu of the invalid or unenforceable provision or in order to complete any omission, a fair provision shall apply which to the extent legally permissible comes as close as possible to what the parties hereto had intended or would have intended according to the spirit and purpose of this Agreement if they had considered the matter at the time this Agreement was executed. The same applies if the provision is invalid because of the stipulated scope or time period.

2. This Agreement shall be governed exclusively by German law and construed in accordance with the laws of the Federal Republic of Germany.

3. The regional court of Munich, Germany, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement.

4.  Any  amendment  or  supplement  to  this  Agreement  must  be in writing.


----------------------------           ----------------------------
Employee                               Cybernet  Internet  Services
Andreas  Eder                          International,  Inc.

EXHIBIT  1     STOCK  OPTION  TABLE


                                [TABLE OMITTED]

                                   SCHEDULE F

                                STIPULATED ORDER

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY


IN  RE  CYBERNET  INTERNET  SERVICES     )
INTERNATIONAL  INC.                      )     C.A.  No.  19252


                                STIPULATED ORDER
                                -----------------


     WHEREAS, on January 24, 2002, Holger Timm, Ventegis Capital A.G., and MFC Bancorp Ltd. (the "Intervenors") filed a Motion For A Contempt Order (the "Motion") seeking the Court's entry of sanctions against Cybernet Internet
Services  International  Inc.  ("Cybernet")  and  Andreas  Eder  ("Eder");

     WHEREAS,  Cybernet  and  Eder  vigorously  oppose  the  Motion;

     WHEREAS, Cybernet, Eder and the Intervenors have agreed to resolve the Issues raised in this action and by the Motion without further litigation; and

     WHEREAS, Intervenors have, as part of the resolution of the issues raised in this action, agreed to withdraw the Motion For A Contempt Order and have agreed not to refile the Motion;

     IT  IS  HEREBY  ORDERED  THIS  ----- day  of March, 2002, that the Motion
For A Contempt Order filed by Intervenors on January 24, 2002 is withdrawn with prejudice to Intervenors' right to refile such Motion against Cybernet and Eder.


                                       ---------------------------------------
                                       Chancellor

STIPULATION  AS  TO  THE  FORM  OF  ORDER



---------------------------------------     -----------------------------------
Brett  D.  Fallon                           Daniel  A.  Dreisbach
Morris, James, Hitchens & Williams, LLP     Richards, Layton & Finger, P.A.
222  Delaware  Avenue                       One  Rodney  Square
P.O.  Box  2306                             P.O.  Box  551
Wilmington,  Delaware  19899-2306           Wilmington,  Delaware  19899
(302)  888-6800                             (302)  651-7700
  Attorney  for Intervenors                   Attorney for Cybernet Internet
                                                Services International,  Inc.



--------------------------------------
Todd  C.  Schiltz
Wolf  Block  Schorr  and  Solis-Cohen  LLP
One  Rodney  Square
920  King  Street,  Suite  300
Wilmington,  Delaware  19801-3319
302-777-0312
  Attorney  for  Petitioner  Andreas  Eder

                                   SCHEDULE G

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

     This Escrow Agreement (the "Agreement") made and entered into this 12th day
                                 ---------
of  March,  2002  by  and  among  Hubert  Besner, Attorney (the "Escrow Agent"),
                                                                 ------------
Cybernet  Internet  Services  International,  Inc. ("Cybernet"), and MFC Bancorp
                                                     --------
Ltd.  ("MFC"), Andreas Eder ("Eder") and Paolo di Fraia ("di Fraia") all of whom
        ---                   ----                        --------
shall  hereinafter be referred to as the "Parties," and with respect to Sections
                                          -------
3(c),  (d),  (e)  and  (f)  only,  Hubert  Besner  and  Robert  Fratarcangelo.

                                    RECITALS
                                    --------

     A.     The  Parties  entered  into an Agreement dated even date hereof (the
"Settlement  Agreement")  wherein  the  Parties  have  agreed  to settle various
  --------------------
matters upon the term thereof. Capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings ascribed to them in the Settlement Agreement.

     B. Pursuant to the Settlement Agreement, Eder entered into the Eder Amendment with Cybernet and di Fraia entered into the di Fraia Amendment with Cybernet. Pursuant to the Eder Amendment, Cybernet is required to deposit in escrow to the Escrow Agent an amount equal to Euro 115,000 (the "Eder Escrow
                                                                     -----------
Funds").  Pursuant to the di Fraia Amendment, Cybernet is required to deposit in
-----
escrow  to the Escrow Agent an amount equal to Euro 82,000 (the "di Fraia Escrow
                                                                 ---------------
Funds").
-----

     C. Section 4.6 of the Settlement Agreement provides that in the event any Claim is initiated against any Participating Director or di Fraia ("Covered
                                                                         -------
Persons")  under Cybernet's D&O Policy or the Extension on or prior to March 12,
-------
2003, Cybernet will be solely responsible for paying the deductible of such D&O Policy or Extension. Section 4.6 of the Settlement Agreement also requires Cybernet to deposit in escrow to the Escrow Agent an amount equal to the lesser of: (i) 50% of the applicable deductible, or (ii) Euro 125,000 (the "Deductible
                                                                      ----------
Escrow  Funds")  to  pay  for  the  deductible,  if  any.
-------------

     D. The Escrow Agent has agreed to act as escrow agent for the deposits, and the Parties hereto enter into this Agreement for the purpose of holding and disbursing the deposits in order to facilitate the consummation of the transaction contemplated by the Settlement Agreement.

     NOW, THEREFORE, incorporating the foregoing Recitals by reference herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.     Appointment  of Escrow Agent.  The Parties hereby appoint the Escrow
            ----------------------------
Agent to act as escrow agent under this Agreement, and the Escrow Agent accepts such appointment, for the purpose of receiving and disbursing the deposits in accordance with the terms and conditions set forth in this Agreement.

     2.     Deposit  of  Funds.  On  or before 5:00 AM (EST) March 12, 2002, MFC
            ------------------
shall deliver to Escrow Agent by money order or wire transfer for deposit a total amount of Euro 322,000. If after the date of this Agreement, Cybernet and Eder determine that 50% of the applicable deductible on the D&O Policy or Extension is less than Euro 125,000, upon receipt of written notice from Cybernet and Eder,

Escrow  Agent  shall  promptly  refund  the  difference to
Cybernet. The deposit shall be held in an interest-bearing money market account (the "Escrow Account"). All amounts held in the Escrow Account and all interest
      --------------
earned  on  such  amounts  are  hereinafter  referred  to as the "Escrow Funds".
                                                                  ------------

     3.     Disbursement  of  Escrow  Funds.
            -------------------------------

   (a) The Escrow Funds shall be disbursed in accordance with the terms of this Agreement and the Settlement Agreement. Escrow Agent shall be entitled to rely on the terms of such agreements in disbursing the Escrow Funds.

   (b) Unless sooner delivered or as otherwise provided in this subsection (b), on September 15, 2002, the Escrow Agent shall deliver: (1) the Eder Escrow Funds with accrued interest to Eder; and (2) the di Fraia Escrow Funds with accrued interest to di Fraia. In the event that, prior to September 15, 2002, the Escrow Agent receives a notice signed by Eder or di Fraia that his respective employment with Cybernet has been terminated "without cause" (the "Termination Notice"), the Escrow Agent shall immediately forward a copy of such notice to Cybernet. If the Escrow Agent shall not have received a written notice of objection from Cybernet within ten (10) days after the Escrow Agent has mailed or delivered a copy of the Termination Notice to Cybernet, the Escrow Agent shall deliver the Eder Escrow Funds to Eder or the di Fraia Escrow Funds to di Fraia, as the case may be. If the Escrow Agent receives such an objection notice from Cybernet, the Escrow Agent shall promptly forward a copy of such notice to Eder or to di Fraia, as the case may be. If the Escrow Agent timely receives such an objection notice as aforesaid, the Escrow Agent shall continue to hold the Eder Escrow Funds or the di Fraia Escrow Funds, as the case may be, until the Escrow Agent receives either: (x) a notice signed by both Cybernet and either Eder or di Fraia, as the case may be, stating who is entitled to the Eder Escrow Funds or the di Fraia Escrow Funds; or (y) a final order of a court of competent jurisdiction directing disbursement in a specific manner, in either of which events the Escrow Agent shall disburse the Eder Escrow Funds or the di Fraia Escrow Funds, as the case may be, in accordance herewith or in accordance with such notice or order. The Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any requests or demands until and unless it has received a direction of the nature described in (x) or
(y)  immediately  above.

          In the event that, prior to September 15, 2002, the Escrow Agent receives a notice from Cybernet that the respective employment of Eder or di Fraia with Cybernet has been terminated "for cause" (the "Cybernet Notice"), the Escrow Agent shall immediately forward a copy of such notice to Eder or di Fraia, as the case may be. If the Escrow Agent shall not have received a written notice of objection from Eder or di Fraia, as the case may be, within ten (10) days after the Escrow Agent has mailed or delivered a copy of the Cybernet Notice to Eder or di Fraia, the Escrow Agent shall deliver the Eder Escrow Funds or the di Fraia Escrow Funds, as the case may be, to Cybernet. If the Escrow Agent receives such an objection notice from Eder or di Fraia, the Escrow Agent shall promptly forward a copy of such notice to Cybernet. If the Escrow Agent timely receives such an objection notice as aforesaid, the Escrow Agent shall continue to hold the Eder Escrow Funds or the di Fraia Escrow Funds, as the case may be, until the Escrow Agent receives either: (x) a notice signed by both Cybernet and either Eder or di Fraia, as the case may be, stating who is entitled to the Eder Escrow Funds or the di Fraia Escrow Funds; or (y) a final order of a court of competent jurisdiction directing disbursement in a specific manner, in either of which events the Escrow Agent shall disburse the Eder Escrow Funds or the di Fraia Escrow Funds, as the case may be, in accordance herewith or in accordance with such notice or order. The Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any requests or demands until and unless it has received a direction of the nature described in (x) or (y) immediately above.

   (c)  If  Escrow  Agent receives a notice on or after the Deductible
Deadline (as defined in Section 4.6 of the Settlement Agreement) signed by Cybernet that a Claim has not been initiated against a Covered Person prior to the Deductible Deadline, the Escrow Agent shall forward a copy of such notice to each Covered Person. If Escrow Agent shall not have received written notice of objection from any Covered Person within ten (10) days after Escrow Agent has mailed or delivered such notice to such Covered Person, Escrow Agent shall deliver the Deductible Escrow Funds specified in the notice to Cybernet. If Escrow Agent shall receive a timely written objection from a Covered Person, Escrow Agent shall promptly forward a copy thereof to Cybernet.

   (d) If Escrow Agent receives a notice signed by a Covered Person that a Claim has been initiated against him prior to the Deductible Deadline and a request from a Covered Person for payment of the applicable deductible, the Escrow Agent shall forward a copy of such notice and request to Cybernet. If
Escrow Agent shall not have received written notice of objection from Cybernet within ten (10) days after Escrow Agent has mailed or delivered such notice to Cybernet, Escrow Agent shall deliver the Deductible Escrow Funds specified in the notice to the Covered Person. If Escrow Agent shall receive a timely written objection from Cybernet, Escrow Agent shall promptly forward a copy thereof to the Covered Person.

   (e) If Escrow Agent timely receives a notice of objection as aforesaid, Escrow Agent shall continue to hold the Deductible Escrow Funds until Escrow Agent receives either: (x) a notice signed by both Cybernet and the Covered Person stating who is entitled to the Deductible Escrow Funds; or (y) a final order of a court of competent jurisdiction directing disbursement in a specific manner, in either of which events Escrow Agent shall disburse the Deductible Escrow Funds in accordance herewith or in accordance with such notice or order. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any requests or demands until and unless it has received a direction of the nature described in (x) or (y) above.

   4.  Construction  of  Instruments.  In  the  absence of bad faith, gross
       -----------------------------
negligence or willful default on its part, Escrow Agent may rely conclusively on a notice of instruction that is furnished to Escrow Agent that conforms to the requirements of this Agreement.

   5.  Substitution  of  Escrow  Agent.  The  Escrow  Agent may resign upon
       -------------------------------
thirty (30) days' prior written notice to the Parties. In the event of such resignation, a successor shall be appointed by mutual agreement of the Parties, or if the Parties do not agree, then such successor shall be appointed by the Escrow Agent; provided, however, that if no successor escrow agent is so
                --------   -------
appointed and accepts such appointment within the sixty (60)-day period following such notice of resignation, the Escrow Agent may deposit the Escrowed Funds with any court it deems appropriate. Notwithstanding anything in this
Section 5 to the contrary, the Escrow Agent agrees to deliver the

Escrowed Funds to a successor Escrow Agent appointed pursuant to the provisions of this Section 5 within ten (10) days of receiving written notice of the identification and address of such successor Escrow Agent from the Parties.

     6.     Compensation  of  Escrow  Agent.  For services hereunder, the Escrow
            -------------------------------
Agent shall be paid a fee of Euro ________. The Escrow Agent's fee shall be paid by Cybernet.

     7.     Notices.  Any  notice,  request,  demand,  consent,  instruction,
            -------
approval, or other communication required or permitted under this Agreement will be written and will be deemed to have been given (a) when personally delivered,
(b) when received by telecopy of electronic mail, (c) on the next following day after it is delivered to any nationally recognized express delivery service; or
(d) on the third day after it is deposited in any depository regularly maintained by governmental postal service, postage prepaid, certified or registered mail, return receipt requested, at the following addresses (or at such other address for a party as will be specified by like notice):

   Cybernet:     Cybernet  Internet  Services  International,  Inc.
   --------
                   Stefan-George-Ring  19-23
                   81929  Munich,  Germany
                   Attn.:  Chief  Executive  Officer

   MFC:            MFC  Bancorp  Ltd.
   ---
                   Suite  1000
                   925  West  Georgia  Street
                   Vancouver,  B.C.  V6C  3L2
                   Canada
                   Attn.:  President

   Escrow
   Agent:          Hubert  Besner
   -----
                   Maximilian  Strasse  31
                   80539  Muenchen
                   Germany

   Eder:                   c/o  of  Cybernet Internet Services
   ----
                           International, Inc.
                           Stefan-George-Ring  19-23
                           81929  Munich,  Germany

   di  Fraia:              c/o  of  Cybernet Internet Services
   ---------
                           International, Inc.
                           Stefan-George-Ring  19-23
                           81929  Munich,  Germany

   Hubert Besner:          Maximilian  Strasse  31
   --------------
                           80539  Muenchen
                           Germany

   Robert Fratarcangelo:  10842  Oak  Crest
   ---------------------
                          Fairfax,  VA  22030

     8.     Governing  Law.  The terms and conditions of this Agreement shall be
            --------------
construed pursuant to the laws of the State of Delaware, notwithstanding any conflicts of law principles to the contrary.

     9.     Counterparts.  This  Agreement  may  be  executed  in  any number of
            ------------
counterparts, each of which shall be considered an original. The signature by any party on any one of the counterparts shall bind such party at such time as each of the parties has signed and delivered to the other parties at least one counterpart.

     10.     Binding  Effect.  The  terms and conditions of this Agreement shall
             ---------------
be binding upon, and inure to the benefit of, the parties hereto, their successors, legal representatives, heirs and assigns.

     11.     Amendments.  No  amendment, modification or waiver of any provision
             ----------
of this Agreement shall be effective unless in writing and signed by the party against which enforcement is sought.

     12.     Severability.  If  any  provision of this Agreement is held for any
             ------------
reason to be unenforceable, the remainder of this Agreement shall remain in full force and effect.

     13.     Headings.  The  headings  in this Agreement are intended solely for
             --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     14.     Waiver  of Trial by Jury.  Each party hereby knowingly, voluntarily
             ------------------------
and intentionally, upon consultation with its respective counsel, expressly and mutually waives any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement.

     15.     Liability.  The Escrow Agent shall not be liable for any mistake of
             ---------
fact or error of judgment or any acts or omissions of any kind unless caused by its willful misconduct or gross negligence. The parties hereto each release the Escrow Agent from an act done or omitted to be done by the Escrow Agent in good faith in a performance of its obligations and duties hereunder.



                            [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, on the date first above written.

CYBERNET:
---------

CYBERNET  INTERNET  SERVICES  INTERNATIONAL,  INC.

By:  -----------------------------
     Name:
     Title:

MFC:
----

MFC  BANCORP  LTD.

By:  -----------------------------
     Name:
     Title:

----------------------------------
Andreas  Eder

----------------------------------
Paolo  di  Fraia


ESCROW  AGENT:
--------------

----------------------------------
Hubert  Besner



With  respect  to  Sections  3(c),  (d),  (e)  and  (f)  only:

----------------------------------
Hubert  Besner

----------------------------------
Robert  Fratarcangelo.